Exhibit 99.4


                      BCRE MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective May 1, 2007, between Barclays Capital Real Estate Inc., as seller (the "Mortgage Loan Seller"), and GE Commercial Mortgage Corporation, as purchaser (the "Purchaser").

            The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans"), to GE Commercial Mortgage Corporation, Series 2007-C1 Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, as Servicer No. 1 with respect to all of the Mortgage Loans other than the 666 Fifth Avenue Mortgage Loan, the Skyline Portfolio Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan ("Servicer No. 1"), Bank of America, National Association, a national banking association, as Servicer No. 2 with respect to the 666 Fifth Avenue Mortgage Loan ("Servicer No. 2", and together with Servicer No.1, or as individually applicable, the "Servicer"), LNR Partners, Inc., a Florida corporation, as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., a national banking association, as trustee (the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("DBS"), Barclays Capital Inc. ("BCI"), Bear, Stearns & Co. Inc. ("Bear") and Citigroup Global Markets Inc. ("Citi", and collectively with BAS, DBS, BCI and Bear, in such capacity the "Underwriters") pursuant to an underwriting agreement dated April 26, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated April 26, 2007 (the "Certificate Purchase Agreement") to BAS and DBS (together, in such capacity the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date).

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 8, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on May 1, 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $________, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Mortgage Loan Seller's pro rata share of the costs set forth in Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be equal to the amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the date hereof.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Mortgage Loan Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to
Section 7 and the issuance of the Certificates, the Mortgage Loan Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to (i) that certain Servicing Rights Purchase Agreement dated as of May 1, 2007, between the Mortgage Loan Seller and Servicer No. 1,
(ii) The Agreement to Appointment of Master Servicer dated as of May 8, 2007, among the Depositor, the Mortgage Loan Seller and Servicer No. 2, and (iii) the Servicing Rights Purchase and Sale Agreement dated as of May 8, 2007, between the Mortgage Loan Seller and Servicer No. 2. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Mortgage Loan Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Mortgage Loan Seller.

            On or prior to the Closing Date, the Mortgage Loan Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Mortgage Loan Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii), (iv), (v), (vi), (vii), (viii), (xi), (xxii) and
(xiii) of Exhibit B have been delivered to it, at the expense of the Mortgage Loan Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Assignment of Leases, referred to in clause (v) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Mortgage Loan Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Mortgage Loan Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Mortgage Loan Seller shall cause each such document to be duly recorded or filed. The Mortgage Loan Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Mortgage Loan Seller shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon.

            (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (ix), (xvi) and (xxiii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clause (i) and copies with respect to clauses (ii), (ix), (xvi) and (xxiii)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the applicable Servicer.

            (c) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (vi), (vii),
(xi), and (xiii) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clauses (xi) and (xii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this
Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Mortgage Loan Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Mortgage Loan Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Mortgage Loan Seller that the purchase price referred to in Section 1 has been received by the Mortgage Loan Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xxiii) on Exhibit B, the applicable Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the applicable Servicer. The Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the applicable Servicer) in order for the applicable Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xix) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Mortgage Loan Seller shall take all reasonably necessary steps to enable the applicable Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the applicable Servicer and immediately remitting such funds (or causing such funds to be remitted) to the applicable Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver a power of attorney to each of the Servicers and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Mortgage Loan Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (d) As to each Mortgage Loan, the Mortgage Loan Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause (xii) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Mortgage Loan Seller's expense.

            (e) Except as provided below, all documents and records in the Mortgage Loan Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Mortgage Loan Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the applicable Servicer pursuant to a written agreement between such parties) be delivered by the Mortgage Loan Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Mortgage Loan Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Mortgage Loan Seller or its affiliates or Mortgage Loan Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Mortgage Loan Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the applicable Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Mortgage Loan Seller or its agent shall deliver a copy of the related Servicing File to the applicable Servicer.

            (f) Each of the Mortgage Loan Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (g) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Mortgage Loan Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Mortgage Loan Seller to Purchaser and not a pledge of the Mortgage Loans by Mortgage Loan Seller to Purchaser to secure a debt or other obligation of Mortgage Loan Seller.

            (h) It is further acknowledged and agreed by the Mortgage Loan Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Purchaser's rights and remedies under Section 9 below and the Indemnification Agreement dated as of April 26, 2007, among the Mortgage Loan Seller, the Depositor and the Underwriters (the "Barclays Indemnification Agreement")) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a material Breach or a material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Mortgage Loan Seller hereunder in connection with a material Breach or a material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan Seller.

            (a) The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee (in each case, subject to the limitations on assignment described in Section 17 hereof), each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance of, and compliance with, the terms of this Agreement by the Mortgage Loan Seller, do not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vi) No litigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

            (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the Barclays Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Mortgage Loan Seller and is not the result of an error by the Depositor or any Underwriter in the manipulation of, or calculations based upon, or any aggregation of (other than an aggregation made by the Mortgage Loan Seller) information contained in the Loan Detail, the information set forth in Time of Sale Information (as defined in the Barclays Indemnification Agreement), the Memorandum (as defined in the Barclays Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of Terms -- Relevant Parties and Dates --Sponsors," "-- Mortgage Loan Sellers," "--Originators," "Summary of Terms -- The Mortgage Pool," "Risk Factors," "The Sponsors and Mortgage Loan Sellers" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of (i) any Time of Sale Information, when read together with all other Time of Sale Information, and (ii) the Time of Sale Information, did not as of the Time of Sale (as defined in the Barclays Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

            (c) Upon discovery by any of the Mortgage Loan Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Mortgage Loan Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any of the Servicers, the Special Servicer or the Trustee discovers or receives notice of a defect in any Mortgage File (a "Defect") or a breach of any representation or warranty set forth in, or required to be made with respect to a Mortgage Loan by the Mortgage Loan Seller pursuant to, the related Mortgage Loan Purchase Agreement (a "Breach"), which Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) affects the value of any Mortgage Loan or the interests of any Certificateholders therein, the Servicers, the Special Servicer or the Trustee, as applicable, shall give prompt written notice of such Defect or Breach, as the case may be, (which notice shall be in addition to any Trustee Exception Report) to the Depositor, each Rating Agency, the Servicers, the Special Servicer, the Mortgage Loan Seller, the Trustee, the Directing Certificateholder, the holder of any Serviced Companion Loan and the applicable Servicer or the Special Servicer (in the case of Specially Serviced Mortgage Loans) shall request that the Mortgage Loan Seller, not later than the earlier of 90 days from the Mortgage Loan Seller's receipt of such notice or the Mortgage Loan Seller's discovery of such Breach, (i) cure such Defect or Breach, as the case may be, in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price or in conformity with the applicable Mortgage Loan Purchase Agreement or (iii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the applicable Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if such Breach and Defect is capable of being cured but not within such 90-day period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within such 90-day period, the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan) and provided, further, that with respect to such additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Rating Agencies, the applicable Servicer, the Special Servicer and the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Breach or Defect will be cured within the additional 90-day period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interest of Certificateholders therein, and such Mortgage Loan shall be repurchased no later than the earlier of 90 days from the Mortgage Loan Seller's receipt of a notice of such Defect or Breach or the Mortgage Loan Seller's discovery of such Breach or Defect. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price are to be deposited by wire transfer in the Certificate Account. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by the Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre (as sole collateral), mobile home park or fitness center (operated by the Mortgagor) property, then the failure to deliver to the Trustee copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a material Defect or material Breach.

            If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Mortgage Loan Seller as contemplated by this Section 6, then, prior to the subject repurchase, the Mortgage Loan Seller or its designee, as the case may be, shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until the Directing Certificateholder, if one is then acting, has consented in its sole discretion and the Trustee has received from the Mortgage Loan Seller, as the case may be, (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that such termination will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates or any Serviced Companion Loan Securities that are currently being rated by such Rating Agency; and provided, further, that the Mortgage Loan Seller, in the case of the related Mortgage Loans, may, at its option and within 30 days, purchase the entire subject Cross-Collateralized Group in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of
(i) determining the materiality of any Breach or Defect, as the case may be, and
(ii) the application of remedies, such Breach or Defect shall be treated as a Breach or Defect as to each Mortgage Loan in the Cross-Collateralized Group and such Cross-Collateralized Group shall be treated as a single Mortgage Loan. Solely for the purpose of complying with the REMIC Provisions, the Mortgagors of any Cross-Collateralized Group are intended third-party beneficiaries of a release of cross-collateralization that is permitted by the provisions of this paragraph, and the provisions of this paragraph may not be amended without the consent of all such Mortgagors, provided, however, that such Mortgagors shall not be third-party beneficiaries of any other provision of this Agreement and shall have no rights with respect to this Agreement except as set forth in this paragraph. In addition, the foregoing paragraph shall not impose any additional obligations on the Servicers or the Special Servicer with respect to any Mortgagors.

            (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 6, the Trustee, the Servicers (with respect to any such Mortgage Loan other than a Specially Serviced Mortgage Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Mortgage Loan) shall each tender to the Mortgage Loan Seller, upon delivery (i) to each of the Servicers or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Servicers or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by such Servicer or Special Servicer, as applicable, of its receipt of the Purchase Price executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned in the form of endorsement or assignment provided to the Trustee by the Mortgage Loan Seller, as the case may be, to the Mortgage Loan Seller in the same manner as provided in this
Section 6; provided, however, that the applicable Servicer or Special Servicer, as applicable, shall use reasonable efforts to cooperate in furnishing necessary information to the Mortgage Loan Seller in connection with such Mortgage Loan Seller's preparation of such endorsement or assignment.

            (c) This Section 6 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 6.

            (d) The Special Servicer shall, for the benefit of the Certificateholders and the Trustee (as holder of the Uncertificated Lower-Tier Interests, the Class A-MFL Regular Interest and the Class A-JFL Regular Interest), enforce the obligations of the Mortgage Loan Seller under this
Section 6. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in accordance with the Servicing Standard.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Mortgage Loan Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Mortgage Loan Seller shall have received the Mortgage Loan Purchase Price, and the Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as exhibits the certificate of incorporation and the By-Laws of the Mortgage Loan Seller;

            (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Mortgage Loan Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Mortgage Loan Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Mortgage Loan Seller, (b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Mortgage Loan Seller's pro rata portion of the aggregate of the following amounts (the Mortgage Loan Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off
Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement;
(iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the applicable Servicer;
(viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed c/o General Electric Capital Corporation, 280 Park Avenue, 8th Floor, New York, New York 10017, Attention: Anuj Gupta, Managing Director, facsimile no. (212) 716-8911, with a copy to David Martindale, facsimile no. (972) 728-7650 and with a copy to Patricia A. DeLuca, Esq., General Electric capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut 06927, facsimile no.
(203) 357-6768 (or such other address or facsimile number as may hereafter be furnished in writing by the Purchaser); and if (ii) to the Mortgage Loan Seller, addressed c/o Barclays Capital Real Estate Inc., 200 Park Avenue, New York, New York 10166, Attention: Kristen Rodriguez, facsimile no. (212) 412-7476, with a copy to Ian Sterling, Esq. and Julie Grossman, Esq. at the same address (or such other address or facsimile number as may hereafter be furnished in writing by the Mortgage Loan Seller).

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Mortgage Loan Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Mortgage Loan Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Mortgage Loan Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Mortgage Loan Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Mortgage Loan Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Mortgage Loan Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Mortgage Loan Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Purchaser's rights and remedies under Section 6 and the Barclays Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    GE COMMERCIAL MORTGAGE CORPORATION


                                    By: /s/ Nancy Tramutola
                                       -----------------------------------------
                                    Name: Nancy G. Tramutola
                                         ---------------------------------------
                                    Title: Authorized Signatory
                                          --------------------------------------


                                    BARCLAYS CAPITAL REAL ESTATE INC.


                                    By: /s/ Mark Wuest
                                       -----------------------------------------
                                    Name: Mark Wuest
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GE Commercial Mortgage Corporation (the "Depositor") has filed a registration statement (including a prospectus) (SEC File no. 333- 130174) with the SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-294-1322 or by email to the following address: dg.propsectus_distribution@bofasecurities.com.

This free writing prospectus does not contain all information that is required to be included in a prospectus required to be filed as part of a registration statement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any conflicting information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus may be amended or supplemented. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the Certificates, until the underwriters have accepted your offer to purchase Certificates; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the Certificates will first be made. You are advised that Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and Certificates having the characteristics described in these materials. If a material change does occur with respect to such Certificates, our contract will terminate, by its terms, without any further obligation or liability between us (an "Automatic Termination"). If an Automatic Termination does occur, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

This free writing prospectus was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding the pool assets and structure, including payments, interest rates, weighted average lives and weighted average loan age, loss, spreads, market availability and other matters. The actual amount, rate or timing of payments on any of the underlying assets may be different, and sometimes materially different than anticipated, and therefore the pricing, payment or yield information regarding the Certificates may be different from the information provided herein. There can be no assurance that actual pricing will be completed at the indicated value(s). In addition, pricing of the Certificates may vary significantly from the information contained in this free writing prospectus as a result of various factors, including, without limitation, prevailing credit spreads, market positioning, financing costs, hedging costs and risk and use of capital and profit. The pricing estimates contained herein may vary during the course of any particular day and from day to day. You should consult with your own accounting or other advisors as to the a of the information in this free writing prospectus for your purposes.

                            IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES

                                                  % of                         % of Applicable
                                                  Initial Pool    Loan Group   Loan Group
Loan No.   Property Name (1)                      Balance         One or Two   Balance
--------   ------------------------------------   ------------    ----------   ---------------
       1   666 Fifth Avenue                               6.30%            1              8.58%
      16   National Envelope                              1.42%            1              1.94%
    16.1   3800 W Wisconsin Ave                           0.24%            1              0.33%
    16.2   55 Wedding Lane                                0.22%            1              0.30%
    16.3   70 Turnpike Industrial Road                    0.21%            1              0.29%
    16.4   303 Eagleview Blvd                             0.17%            1              0.23%
    16.5   207 Greenwood Street                           0.17%            1              0.23%
    16.6   2001 Arthur Avenue                             0.15%            1              0.21%
    16.7   16000 West 108th Street                        0.12%            1              0.17%
    16.8   888 Elm Hill Pike                              0.07%            1              0.10%
    16.9   252 Pearce Industrial Road                     0.06%            1              0.09%
      28   Wyndham Jacksonville Riverwalk Hotel           0.66%            1              0.90%
      30   Oakridge Apartments                            0.59%            2              2.21%
Rollup     Springhill Suites Chicago Portfolio            0.57%            1              0.78%
      33   Springhill Suites - Burr Ridge                 0.30%            1              0.41%
      34   Springhill Suites - Elmhurst                   0.27%            1              0.37%
      35   5200 Alameda                                   0.56%            1              0.76%
      36   Orchard Heights                                0.54%            2              2.03%
      43   Westchester Portfolio                          0.42%            2              1.60%
    43.1   Westchester Village                            0.20%            2              0.74%
    43.2   Westchester Square                             0.16%            2              0.61%
    43.3   Washington Manor                               0.07%            2              0.25%
      47   Arbor Station                                  0.41%            2              1.56%
      48   MWD Bolingbrook Industrial                     0.41%            1              0.55%
      49   Columbia Hotel Portfolio                       0.41%            1              0.55%
    49.1   Residence Inn Columbia                         0.24%            1              0.33%
    49.2   Courtyard Columbia                             0.17%            1              0.23%
Rollup     New Trier Crossed Loans Rollup                 0.39%            1              0.53%
      50   New Trier Indianapolis                         0.15%            1              0.21%
      51   New Trier Bakersfield                          0.14%            1              0.19%
      52   New Trier Gurnee                               0.10%            1              0.14%
      56   Raytheon Building                              0.37%            1              0.50%
      66   River Park Apartments                          0.32%            2              1.21%
      70   Stratford Village Apartments                   0.30%            2              1.14%
      74   Harbour Run Apartments                         0.28%            2              1.06%
      75   Holiday Inn Vail Apex                          0.28%            1              0.38%
      78   Fountain Plaza Medical Office                  0.27%            1              0.36%
      81   Thurms Estates MHP                             0.26%            2              0.99%
      84   Holiday Inn-Bordeaux                           0.25%            1              0.34%
      86   Barloworld Distribution                        0.25%            1              0.34%
      93   Tecnofarma                                     0.23%            1              0.31%
     105   Ohio MHP Portfolio                             0.19%            2              0.73%
   105.1   Arrowhead Lake                                 0.10%            2              0.36%
   105.2   Swanton Meadows                                0.04%            2              0.16%
   105.3   Sylvania Estates                               0.04%            2              0.13%
   105.4   Grand Rapids                                   0.02%            2              0.07%
     110   Galloway Apartments                            0.18%            2              0.69%
     125   Holiday Inn Hotel & Suites Pooler              0.15%            1              0.21%
     138   Stone Ridge Apartments Phase II                0.13%            2              0.49%
     144   Indiana MHP Portfolio                          0.12%            2              0.46%
   144.1   Berkshire Pointe                               0.05%            2              0.18%
   144.2   Beechwood Pointe                               0.04%            2              0.15%
   144.3   Amberly Pointe                                 0.04%            2              0.14%
     150   6820 Reseda Boulevard                          0.12%            1              0.16%
     156   Best Western Ellensburg                        0.11%            1              0.15%
     157   Hamilton Gardens                               0.11%            2              0.41%
     164   Rite Aid - 302 West Robb                       0.11%            1              0.14%
     165   Best Buy Stevens Point Wisconsin               0.10%            1              0.14%
     168   Best Western - Astoria                         0.10%            1              0.14%
     174   14405 Lakeside Circle                          0.09%            1              0.13%
     179   Holland Gardens Apartments                     0.09%            2              0.33%
     181   The Atrium Offices                             0.08%            1              0.11%
     184   Northern Tool Building                         0.08%            1              0.10%
     201   730 Daniel Webster Highway                     0.04%            1              0.06%

                        Mortgage                   Cut-Off           General
           # of         Loan         Original      Date              Property
Loan No.   Properties   Seller (2)   Balance ($)   Balance ($) (3)   Type
--------   ----------   ----------   -----------   ---------------   --------------------
       1            1   BCRE         249,000,000   249,000,000       Office
      16            9   BCRE          56,250,000   56,250,000        Industrial
    16.1            1   BCRE           9,623,425   9,623,425         Industrial
    16.2            1   BCRE           8,827,502   8,827,502         Industrial
    16.3            1   BCRE           8,321,006   8,321,006         Industrial
    16.4            1   BCRE           6,620,626   6,620,626         Industrial
    16.5            1   BCRE           6,577,213   6,577,213         Industrial
    16.6            1   BCRE           6,077,952   6,077,952         Industrial
    16.7            1   BCRE           4,847,890   4,847,890         Industrial
    16.8            1   BCRE           2,785,728   2,785,728         Industrial
    16.9            1   BCRE           2,568,658   2,568,658         Industrial
      28            1   BCRE          26,000,000   26,000,000        Hotel
      30            1   BCRE          23,250,000   23,250,000        Multifamily
Rollup              2   BCRE          22,500,000   22,500,000        Hotel
      33            1   BCRE          11,840,000   11,840,000        Hotel
      34            1   BCRE          10,660,000   10,660,000        Hotel
      35            1   BCRE          22,000,000   22,000,000        Industrial
      36            1   BCRE          21,400,000   21,400,000        Multifamily
      43            3   BCRE          16,800,000   16,800,000        Multifamily
    43.1            1   BCRE           7,736,000   7,736,000         Multifamily
    43.2            1   BCRE           6,384,000   6,384,000         Multifamily
    43.3            1   BCRE           2,680,000   2,680,000         Multifamily
      47            1   BCRE          16,400,000   16,400,000        Multifamily
      48            1   BCRE          16,100,000   16,100,000        Industrial
      49            2   BCRE          16,050,000   16,050,000        Hotel
    49.1            1   BCRE           9,475,000   9,475,000         Hotel
    49.2            1   BCRE           6,575,000   6,575,000         Hotel
Rollup              3   BCRE          15,484,621   15,484,621        Industrial
      50            1   BCRE           6,036,705   6,036,705         Industrial
      51            1   BCRE           5,372,916   5,372,916         Industrial
      52            1   BCRE           4,075,000   4,075,000         Industrial
      56            1   BCRE          14,500,000   14,500,000        Office
      66            1   BCRE          12,700,000   12,700,000        Multifamily
      70            1   BCRE          12,000,000   12,000,000        Multifamily
      74            1   BCRE          11,200,000   11,200,000        Multifamily
      75            1   BCRE          11,000,000   10,970,069        Hotel
      78            1   BCRE          10,550,000   10,550,000        Office
      81            1   BCRE          10,400,000   10,400,000        Manufactured Housing
      84            1   BCRE           9,950,000   9,907,072         Hotel
      86            1   BCRE           9,820,000   9,820,000         Industrial
      93            1   BCRE           9,100,000   9,075,495         Industrial
     105            4   BCRE           7,636,000   7,636,000         Manufactured Housing
   105.1            1   BCRE           3,837,263   3,837,263         Manufactured Housing
   105.2            1   BCRE           1,695,177   1,695,177         Manufactured Housing
   105.3            1   BCRE           1,413,931   1,413,931         Manufactured Housing
   105.4            1   BCRE             689,629   689,629           Manufactured Housing
     110            1   BCRE           7,300,000   7,300,000         Multifamily
     125            1   BCRE           6,000,000   5,987,183         Hotel
     138            1   BCRE           5,200,000   5,184,568         Multifamily
     144            3   BCRE           4,875,000   4,855,367         Manufactured Housing
   144.1            1   BCRE           1,893,415   1,885,790         Manufactured Housing
   144.2            1   BCRE           1,545,201   1,538,978         Manufactured Housing
   144.3            1   BCRE           1,436,384   1,430,599         Manufactured Housing
     150            1   BCRE           4,600,000   4,584,380         Retail
     156            1   BCRE           4,350,000   4,331,470         Hotel
     157            1   BCRE           4,300,000   4,300,000         Multifamily
     164            1   BCRE           4,171,488   4,171,488         Retail
     165            1   BCRE           4,125,000   4,106,689         Retail
     168            1   BCRE           4,000,000   3,989,266         Hotel
     174            1   BCRE           3,691,200   3,691,200         Retail
     179            1   BCRE           3,480,000   3,480,000         Multifamily
     181            1   BCRE           3,300,000   3,300,000         Office
     184            1   BCRE           3,000,000   3,000,000         Retail
     201            1   BCRE           1,600,000   1,600,000         Retail

           Detailed                                                Interest     Original
           Property                  Interest    Administrative    Accrual      Term to Maturity
Loan No.   Type                      Rate        Cost Rate         Basis        or APD (mos.)
--------   -----------------------   --------    --------------    ----------   ----------------
       1   CBD                         6.3530%          0.02053%   Actual/360                120
      16   Industrial/Warehouse        5.8525%          0.03053%   Actual/360                120
    16.1   Industrial/Warehouse
    16.2   Industrial/Warehouse
    16.3   Industrial/Warehouse
    16.4   Industrial/Warehouse
    16.5   Industrial/Warehouse
    16.6   Industrial/Warehouse
    16.7   Industrial/Warehouse
    16.8   Industrial/Warehouse
    16.9   Industrial/Warehouse
      28   Full Service                6.0600%          0.03053%   Actual/360                 60
      30   Conventional                5.5500%          0.03053%   Actual/360                120
Rollup     Limited Service             6.1500%          0.03053%   Actual/360                 60
      33   Limited Service             6.1500%          0.03053%   Actual/360                 60
      34   Limited Service             6.1500%          0.03053%   Actual/360                 60
      35   Warehouse                   5.7100%          0.03053%   Actual/360                120
      36   Conventional                6.0300%          0.03053%   Actual/360                 60
      43   Conventional                5.6700%          0.03053%   Actual/360                120
    43.1   Conventional
    43.2   Conventional
    43.3   Conventional
      47   Conventional                5.5700%          0.03053%   Actual/360                 60
      48   Warehouse                   5.9800%          0.03053%   Actual/360                120
      49   Various                     5.9500%          0.03053%   Actual/360                120
    49.1   Extended Stay
    49.2   Full Service
Rollup     Various                     5.8690%          0.03053%   Actual/360                120
      50   Office/Industrial           5.8690%          0.03053%   Actual/360                120
      51   Manufacturing               5.8690%          0.03053%   Actual/360                120
      52   Office/Warehouse            5.8690%          0.03053%   Actual/360                120
      56   Suburban                    5.6100%          0.03053%   Actual/360                120
      66   Conventional                5.6600%          0.03053%   Actual/360                120
      70   Conventional                5.5700%          0.03053%   Actual/360                 60
      74   Conventional                6.1400%          0.03053%   Actual/360                120
      75   Full Service                6.0100%          0.03053%   Actual/360                 84
      78   Medical Office              5.6400%          0.03053%   Actual/360                120
      81   Manufactured Housing        6.7300%          0.03053%   Actual/360                 60
      84   Full Service                6.3300%          0.03053%   Actual/360                120
      86   Office/Industrial           5.8800%          0.03053%   30/360                    120
      93   Manufacturing/Warehouse     6.0700%          0.03053%   Actual/360                120
     105   Manufactured Housing        6.4700%          0.03053%   Actual/360                 60
   105.1   Manufactured Housing
   105.2   Manufactured Housing
   105.3   Manufactured Housing
   105.4   Manufactured Housing
     110   Conventional                5.6600%          0.03053%   Actual/360                120
     125   Full Service                6.1100%          0.03053%   Actual/360                120
     138   Conventional                5.7900%          0.03053%   Actual/360                120
     144   Manufactured Housing        5.9800%          0.03053%   Actual/360                120
   144.1   Manufactured Housing
   144.2   Manufactured Housing
   144.3   Manufactured Housing
     150   Unanchored                  5.6000%          0.03053%   Actual/360                120
     156   Limited Service             6.4200%          0.03053%   Actual/360                120
     157   Conventional                5.7500%          0.03053%   Actual/360                120
     164   Anchored                    5.9600%          0.03053%   Actual/360                120
     165   Anchored                    5.4630%          0.03053%   Actual/360                120
     168   Limited Service             6.0900%          0.03053%   Actual/360                120
     174   Anchored                    5.8600%          0.03053%   Actual/360                120
     179   Conventional                6.1000%          0.03053%   Actual/360                 60
     181   Suburban                    5.7300%          0.03053%   Actual/360                120
     184   Anchored                    5.9960%          0.03053%   Actual/360                120
     201   Anchored                    6.2800%          0.03053%   Actual/360                120

           Stated Remaining   Original       Remaining      First      Maturity    Annual
           Term to Maturity   Amortization   Amortization   Payment    Date        Debt
Loan No.   or APD (mos.)      Term (mos.)    Term (mos.)    Date       or APD      Service ($) (4)
--------   ----------------   ------------   ------------   --------   ---------   ---------------
       1                117              0              0   3/5/2007   2/5/2017      16,038,677.92
      16                116            360            360   2/5/2007   1/5/2017       3,983,178.58
    16.1
    16.2
    16.3
    16.4
    16.5
    16.6
    16.7
    16.8
    16.9
      28                 56            360            360   2/1/2007   1/1/2012       1,882,650.03
      30                117            360            360   3/1/2007   2/1/2017       1,592,894.81
Rollup                   56            360            360   2/1/2007   1/1/2012       1,644,915.96
      33                 56            360            360   2/1/2007   1/1/2012         865,591.37
      34                 56            360            360   2/1/2007   1/1/2012         779,324.66
      35                117            360            360   3/1/2007   2/1/2017       1,533,936.00
      36                 57              0              0   3/1/2007   2/1/2012       1,308,342.50
      43                116            360            360   2/1/2007   1/1/2017       1,166,257.43
    43.1
    43.2
    43.3
      47                 57              0              0   3/1/2007   2/1/2012         926,167.22
      48                117            360            360   3/1/2007   2/1/2017       1,155,848.54
      49                117            360            360   3/1/2007   2/1/2017       1,148,550.29
    49.1
    49.2
Rollup                  118            360            360   4/1/2007   3/1/2017       1,098,456.13
      50                118            360            360   4/1/2007   3/1/2017         428,234.93
      51                118            360            360   4/1/2007   3/1/2017         381,146.72
      52                118            360            360   4/1/2007   3/1/2017         289,074.48
      56                116              0              0   2/1/2007   1/1/2017         824,747.92
      66                117              0              0   3/1/2007   2/1/2017         728,803.61
      70                 57              0              0   3/1/2007   2/1/2012         677,683.33
      74                117            360            360   3/1/2007   2/1/2017         817,932.71
      75                 82            300            298   4/1/2007   3/1/2014         851,284.92
      78                116              0              0   2/1/2007   1/1/2017         603,284.17
      81                 57            360            360   3/1/2007   2/1/2012         807,791.97
      84                117            300            297   3/1/2007   2/1/2017         793,560.04
      86                117              0              0   3/1/2007   2/1/2017         577,416.00
      93                118            300            298   4/1/2007   3/1/2017         708,257.15
     105                 55            360            360   1/1/2007   12/1/2011        577,369.90
   105.1
   105.2
   105.3
   105.4
     110                116            360            360   2/1/2007   1/1/2017         506,212.45
     125                119            240            239   5/1/2007   4/1/2017         520,409.86
     138                116            420            416   2/1/2007   1/1/2017         347,042.22
     144                116            360            356   2/1/2007   1/1/2017         349,985.20
   144.1
   144.2
   144.3
     150                117            360            357   3/1/2007   2/1/2017         316,896.00
     156                117            300            297   3/1/2007   2/1/2017         349,853.17
     157                115            360            360   1/1/2007   12/1/2016        301,123.59
     164                117            360            360   3/1/2007   2/1/2017         298,836.03
     165                116            360            356   2/1/2007   1/1/2017         279,907.52
     168                118            300            298   4/1/2007   3/1/2017         311,910.77
     174                115            360            360   1/1/2007   12/1/2016        261,594.00
     179                 56            360            360   2/1/2007   1/1/2012         253,063.42
     181                116            360            360   2/1/2007   1/1/2017         230,591.97
     184                116            360            360   2/1/2007   1/1/2017         215,745.62
     201                118            360            360   4/1/2007   3/1/2017         118,592.58

           Monthly           Remaining
           Debt              Interest Only                                     APD
Loan No.   Service ($) (4)   Period (mos.)   Lockbox (5)                       (Yes/No)
--------   ---------------   -------------   -------------------------------   --------
       1      1,336,556.49             117   Hard                              No
      16        331,931.55              20   Hard                              No
    16.1
    16.2
    16.3
    16.4
    16.5
    16.6
    16.7
    16.8
    16.9
      28        156,887.50              20   Hard                              No
      30        132,741.23              57   No                                No
Rollup          137,076.33               8   Hard                              No
      33         72,132.61               8   Hard                              No
      34         64,943.72               8   Hard                              No
      35        127,828.00              33   Hard                              No
      36        109,028.54              57   No                                No
      43         97,188.12              56   No                                No
    43.1
    43.2
    43.3
      47         77,180.60              57   No                                No
      48         96,320.71              57   No                                No
      49         95,712.52              33   Hard                              No
    49.1
    49.2
Rollup           91,538.01              46   No                                No
      50         35,686.24              46   No                                No
      51         31,762.23              46   No                                No
      52         24,089.54              46   No                                No
      56         68,728.99             116   Springing Hard                    No
      66         60,733.63             117   No                                No
      70         56,473.61              57   No                                No
      74         68,161.06              33   None at Closing, Springing Soft   No
      75         70,940.41               0   Springing Hard                    No
      78         50,273.68             116   Soft at Closing, Springing Hard   No
      81         67,316.00              21   Springing Hard                    No
      84         66,130.00               0   Springing Hard                    No
      86         48,118.00             117   Hard                              No
      93         59,021.43               0   Hard                              No
     105         48,114.16              19   Springing Hard                    No
   105.1
   105.2
   105.3
   105.4
     110         42,184.37              32   No                                No
     125         43,367.49               0   Hard                              No
     138         28,920.18               0   Soft                              No
     144         29,165.43               0   Springing Hard                    No
   144.1
   144.2
   144.3
     150         26,408.00               0   Springing Hard                    No
     156         29,154.43               0   Springing Hard                    No
     157         25,093.63              55   No                                No
     164         24,903.00               9   Springing Hard                    No
     165         23,325.63              36   Hard                              No
     168         25,992.56               0   Springing Hard                    No
     174         21,799.50              55   Springing Hard                    No
     179         21,088.62              20   Springing Hard                    No
     181         19,216.00              56   No                                No
     184         17,978.80              56   Springing Hard                    No
     201          9,882.71              34   Hard                              No

           Crossed
           With                   Related                                 Grace    Payment   Appraised
Loan No.   Other Loans            Borrower         DSCR (4) (6) (7) (8)   Period   Date      Value ($) (9)
--------   --------------------   --------------   --------------------   ------   -------   -------------
       1   No                     No                               1.46        0         5   2,000,000,000
      16   No                     No                               1.41        0         5      77,740,000
    16.1                                                                                        13,300,000
    16.2                                                                                        12,200,000
    16.3                                                                                        11,500,000
    16.4                                                                                         9,150,000
    16.5                                                                                         9,090,000
    16.6                                                                                         8,400,000
    16.7                                                                                         6,700,000
    16.8                                                                                         3,850,000
    16.9                                                                                         3,550,000
      28   No                     No                               1.16        5         1      35,800,000
      30   No                     No                               1.14        5         1      30,600,000
Rollup     Yes - GECMC 2007-1 A   GECMC 2007-1 G                   1.35        5         1      28,300,000
      33   Yes - GECMC 2007-1 A   GECMC 2007-1 G                   1.35        5         1      14,800,000
      34   Yes - GECMC 2007-1 A   GECMC 2007-1 G                   1.35        5         1      13,500,000
      35   No                     No                               1.21        5         1      27,500,000
      36   No                     No                               1.35        5         1      31,400,000
      43   No                     No                               1.23        5         1      21,370,000
    43.1                                                                                         9,840,000
    43.2                                                                                         8,120,000
    43.3                                                                                         3,410,000
      47   No                     GECMC 2007-1 D                   1.46        5         1      22,100,000
      48   No                     No                               1.22        5         1      22,000,000
      49   No                     No                               1.21        5         1      25,000,000
    49.1                                                                                        15,700,000
    49.2                                                                                         9,300,000
Rollup     Yes - GECMC 2007-1 B   GECMC 2007-1 L                   1.23        5         1      20,740,000
      50   Yes - GECMC 2007-1 B   GECMC 2007-1 L                   1.23        5         1       8,760,000
      51   Yes - GECMC 2007-1 B   GECMC 2007-1 L                   1.23        5         1       6,800,000
      52   Yes - GECMC 2007-1 B   GECMC 2007-1 L                   1.23        5         1       5,180,000
      56   No                     No                               1.47        5         1      19,100,000
      66   No                     No                               1.32        5         1      15,900,000
      70   No                     GECMC 2007-1 D                   1.41        5         1      15,000,000
      74   No                     GECMC 2007-1 M                   1.20        5         1      14,060,000
      75   No                     No                               1.59        5         1      20,000,000
      78   No                     No                               1.54        5         1      13,300,000
      81   No                     No                               1.50        5         1      14,300,000
      84   No                     No                               1.77        5         1      12,950,000
      86   No                     No                               1.37        5         1      12,275,000
      93   No                     No                               1.44        5         1      13,600,000
     105   No                     No                               1.13        5         1       9,910,000
   105.1                                                                                         4,980,000
   105.2                                                                                         2,200,000
   105.3                                                                                         1,835,000
   105.4                                                                                           895,000
     110   No                     No                               1.21        5         1       9,275,000
     125   No                     No                               1.56        5         1       9,275,000
     138   No                     No                               1.22        5         1       7,645,000
     144   No                     No                               1.32        5         1       6,720,000
   144.1                                                                                         2,610,000
   144.2                                                                                         2,130,000
   144.3                                                                                         1,980,000
     150   No                     No                               1.23        5         1       6,200,000
     156   No                     GECMC 2007-1 S                   1.75        5         1       6,120,000
     157   No                     No                               1.24        5         1       5,450,000
     164   No                     No                               1.34        5         1       5,600,000
     165   No                     No                               1.22        5         1       5,800,000
     168   No                     GECMC 2007-1 S                   1.60        5         1       5,900,000
     174   No                     No                               1.22        5         1       4,710,000
     179   No                     GECMC 2007-1 M                   1.32        5         1       4,350,000
     181   No                     No                               1.20        5         1       4,730,000
     184   No                     No                               1.17        5         1       4,100,000
     201   No                     No                               1.30        5         1       2,500,000

           Cut-Off      LTV
           Date LTV     Ratio at
Loan No.   Ratio (7)    Maturity/APD (7)    Address                            City
--------   ---------    ----------------    --------------------------------   ------------------
       1       60.75%              60.75%   666 Fifth Avenue                   New York
      16       72.36%              63.90%   Various                            Various
    16.1                                    3800 West Wisconsin Avenue         Grand Chute
    16.2                                    55 Wedding Lane                    Scottdale
    16.3                                    70 Turnpike Industrial Road        Westfield
    16.4                                    303 Eagleview Boulevard            Exton
    16.5                                    207 Greenwood Street               Worcester
    16.6                                    2001 Arthur Avenue                 Elk Grove Village
    16.7                                    16000 West 108th Street            Lenexa
    16.8                                    888 Elm Hill Pike                  Nashville
    16.9                                    252 Pearce Industrial Road         Shelbyville
      28       72.63%              70.01%   1515 Prudential Drive              Jacksonville
      30       75.98%              70.65%   704 South Chambers Road            Aurora
Rollup         79.51%              75.65%   Various                            Various
      33       79.51%              75.65%   90 North Frontage Road             Burr Ridge
      34       79.51%              75.65%   410 West Lake Street               Elmhurst
      35       80.00%              71.87%   5200 South Alameda Street          Vernon
      36       68.15%              68.15%   200 South Linden Avenue            Rialto
      43       78.61%              73.22%   Various                            Various
    43.1                                    5413 Aurora Avenue                 Des Moines
    43.2                                    5528 Meredith Drive                Des Moines
    43.3                                    3901 Woodland Avenue               West Des Moines
      47       74.21%              74.21%   2495 Meadow Ridge Lane             Montgomery
      48       73.18%              68.45%   380 & 386 International Drive      Bolingbrook
      49       64.20%              57.95%   Various                            Columbia
    49.1                                    2320 LeGrand Road                  Columbia
    49.2                                    111 Gateway Corporate Boulevard    Columbia
Rollup         74.66%              68.56%   Various                            Various
      50       74.66%              68.56%   5804/08 Churchman Bypass           Indianapolis
      51       74.66%              68.56%   5801 District Boulevard            Bakersfield
      52       74.66%              68.56%   4050 Ryan Road                     Gurnee
      56       75.92%              75.92%   4101 East Plano Parkway            Plano
      66       79.87%              79.87%   3300 River Park Drive              Fort Worth
      70       80.00%              80.00%   2000 London Town Lane              Montgomery
      74       79.66%              72.17%   5980 Marine Parkway                Mentor-on-the-Lake
      75       54.85%              47.15%   2211 North Frontage Road           Vail
      78       79.32%              79.32%   6060 North Fountain Plaza Drive    Tucson
      81       72.73%              70.44%   703 Fresh Pond Avenue              Calverton
      84       76.50%              60.15%   1707 Owen Drive                    Fayetteville
      86       80.00%              80.00%   440 East Westinghouse Boulevard    Charlotte
      93       66.73%              51.96%   701 & 725 Centre Avenue            Fort Collins
     105       77.05%              74.50%   Various                            Various
   105.1                                    2170 South Berkey Sourthern Road   Swanton
   105.2                                    10487 Country Road 4               Swanton
   105.3                                    7924 West Central Avenue           Toledo
   105.4                                    17468 Wapakoneta Road              Grand Rapids
     110       78.71%              70.64%   400 South DuPont Highway           New Castle
     125       64.55%              42.61%   103 San Drive                      Pooler
     138       67.82%              60.64%   7111 Vedder Drive                  Indianapolis
     144       72.25%              61.49%   Various                            Various
   144.1                                    8000 Berkshire Point               New Salisbury
   144.2                                    1303 West York Road                Austin
   144.3                                    1200 Birchtree Lane                Scottsburg
     150       73.94%              62.16%   6820-6850 Reseda Boulevard         Reseda
     156       70.78%              55.80%   211 West Umptanum Road             Ellensburg
     157       78.90%              73.57%   1310 Nottingham Way                Hamilton
     164       74.49%              64.57%   302 West Robb Avenue               Lima
     165       70.80%              63.59%   1145 Commons Circle                Plover
     168       67.61%              52.68%   555 Hamburg Avenue                 Astoria
     174       78.37%              73.19%   14405 Lakeside Circle              Sterling Heights
     179       80.00%              77.14%   13308 Starlite Drive               Brook Park
     181       69.77%              65.03%   28348 Roadside Drive               Agoura Hills
     184       73.17%              68.45%   795 Sand Lake Road                 Orlando
     201       64.00%              58.15%   730 Daniel Webster Highway         Merrimack

                                                                       Net Rentable               Units
                                                 Year      Year        Area Sq. Ft/Units/         of
Loan No.   County           State     Zip Code   Built     Renovated   Beds/Pads/Keys (10) (11)   Measure
--------   --------------   -------   --------   -------   ---------   ------------------------   -------
       1   New York         NY           10103      1957        1999                  1,454,110   Sq. Ft.
      16   Various          Various   Various    Various   Various                    1,707,097   Sq. Ft.
    16.1   Outagamie        WI           54914      1965        1990                    315,000   Sq. Ft.
    16.2   Westmoreland     PA           15683      1959        1989                    407,000   Sq. Ft.
    16.3   Hampden          MA           01085      1981        1996                    238,360   Sq. Ft.
    16.4   Chester          PA           19341      1999                                127,160   Sq. Ft.
    16.5   Worcester        MA           01607      1971        1979                    126,490   Sq. Ft.
    16.6   Cook             IL           60007      1963        1989                    128,490   Sq. Ft.
    16.7   Johnson          KS           66219      1985        1992                    178,198   Sq. Ft.
    16.8   Davidson         TN           37210      1965        1989                     89,915   Sq. Ft.
    16.9   Shelby           KY           40065      1965        1989                     96,484   Sq. Ft.
      28   Duval            FL           32207      1980        2006                        322   Keys
      30   Arapahoe         CO           80017      1982        2000                        472   Units
Rollup     DuPage           IL        Various    Various        2004                        256   Keys
      33   DuPage           IL           60527      2000        2004                        128   Keys
      34   DuPage           IL           60126      1999        2004                        128   Keys
      35   Los Angeles      CA           90058      1989        1996                    125,643   Sq. Ft.
      36   San Bernardino   CA           92376      1989        2006                        347   Units
      43   Polk             IA        Various    Various   Various                          574   Units
    43.1   Polk             IA           50310      1978        1999                        334   Units
    43.2   Polk             IA           50310      1986                                    168   Units
    43.3   Polk             IA           50266      1985        2005                         72   Units
      47   Montgomery       AL           36117      1988        1992                        288   Units
      48   Will             IL           60440      2005                                352,700   Sq. Ft.
      49   Richland         SC        Various    Various   Various                          203   Keys
    49.1   Richland         SC           29223      2005                                    113   Keys
    49.2   Richland         SC           29203      1998        2005                         90   Keys
Rollup     Various          Various   Various    Various   Various                      482,418   Sq. Ft.
      50   Marion           IN           46203      1980        2003                    206,272   Sq. Ft.
      51   Kern             CA           93313      1980                                232,396   Sq. Ft.
      52   Lake             IL           60031      1998                                 43,750   Sq. Ft.
      56   Collin           TX           75074      2001        2006                    136,210   Sq. Ft.
      66   Tarrant          TX           76116      1984                                    280   Units
      70   Montgomery       AL           36117      1986        2006                        224   Units
      74   Lake             OH           44060      1988        2001                        280   Units
      75   Eagles           CO           81657      1978        2004                        103   Keys
      78   Pima             AZ           85704      2002                                 51,641   Sq. Ft.
      81   Suffolk          NY           11933      1965        1990                        326   Pads
      84   Cumberland       NC           28304      1974        2006                        289   Keys
      86   Mecklenburg      NC           28273      2006                                111,436   Sq. Ft.
      93   Larimer          CO           80526      1993        2005                     65,019   Sq. Ft.
     105   Various          OH        Various    Various   Various                          541   Pads
   105.1   Lucas            OH           43558      1950        1985                        247   Pads
   105.2   Fulton           OH           43558      1970        2001                        136   Pads
   105.3   Lucas            OH           43617      1967                                     92   Pads
   105.4   Wood             OH           43522      1976                                     66   Pads
     110   New Castle       DE           19720      1971        2006                        129   Units
     125   Chatham          GA           31322      2005                                    102   Keys
     138   Marion           IN           46241      2004                                     96   Units
     144   Various          IN        Various    Various   Various                          350   Pads
   144.1   Harrison         IN           47161      1985        2005                        115   Pads
   144.2   Scott            IN           47102      1990                                    120   Pads
   144.3   Scott            IN           47170      1998        2001                        115   Pads
     150   Los Angeles      CA           91335      1996        2005                     14,700   Sq. Ft.
     156   Kittitas         WA           98926      2002                                     55   Keys
     157   Mercer           NJ           08609      1943        1994                        154   Units
     164   Allen            OH           45801      2006                                 14,564   Sq. Ft.
     165   Portage          WI           54467      2005                                 30,038   Sq. Ft.
     168   Clatsop          OR           97103      1989        2007                         75   Keys
     174   Macomb           MI           48313      1990        1997                     20,086   Sq. Ft.
     179   Cuyahoga         OH           44142      1962        2006                        136   Units
     181   Los Angeles      CA           91301      2005                                 20,331   Sq. Ft.
     184   Orange           FL           32809      2006                                 25,000   Sq. Ft.
     201   Hillsborough     NH           03054      2001                                  2,963   Sq. Ft.

           Loan per Net             Prepayment
           Rentable Area            Provisions
Loan No.   Sq. Ft./Units ($) (10)   (# of payments)                Loan No.
--------   ----------------------   ----------------------------   --------
       1                      836   L(27),D(86),O(7)                      1
      16                       33   L(28),D(89),O(3)                     16
    16.1                       31                                      16.1
    16.2                       22                                      16.2
    16.3                       35                                      16.3
    16.4                       52                                      16.4
    16.5                       52                                      16.5
    16.6                       47                                      16.6
    16.7                       27                                      16.7
    16.8                       31                                      16.8
    16.9                       27                                      16.9
      28                   80,745   L(28),D(30),O(2)                     28
      30                   49,258   L(27),YM1(89),O(4)                   30
Rollup                     87,891   L(28),D(29),O(3)               Rollup
      33                   87,891   L(28),D(29),O(3)                     33
      34                   87,891   L(28),D(29),O(3)                     34
      35                      175   L(27),D(89),O(4)                     35
      36                   61,671   L(36),YM1(11),O(13)                  36
      43                   29,268   L(28),D(20),DorYM1(70),O(2)          43
    43.1                   23,162                                      43.1
    43.2                   38,000                                      43.2
    43.3                   37,222                                      43.3
      47                   56,944   L(27),D(31),O(2)                     47
      48                       46   L(27),D(88),O(5)                     48
      49                   79,064   L(27),D(91),O(2)                     49
    49.1                   83,850                                      49.1
    49.2                   73,056                                      49.2
Rollup                         32   YM1(26),DorYM1(92),O(2)        Rollup
      50                       32   YM1(26),DorYM1(92),O(2)              50
      51                       32   YM1(26),DorYM1(92),O(2)              51
      52                       32   YM1(26),DorYM1(92),O(2)              52
      56                      106   L(28),D(90),O(2)                     56
      66                   45,357   L(27),D(89),O(4)                     66
      70                   53,571   L(27),D(31),O(2)                     70
      74                   40,000   L(27),D(91),O(2)                     74
      75                  106,506   L(26),D(48),O(10)                    75
      78                      204   L(28),D(88),O(4)                     78
      81                   31,902   L(27),D(8),O(25)                     81
      84                   34,281   L(27),D(90),O(3)                     84
      86                       88   L(23),YM1(4),DorYM1(89),O(4)         86
      93                      140   L(26),D(87),O(7)                     93
     105                   14,115   L(29),D(12),O(19)                   105
   105.1                   15,535                                     105.1
   105.2                   12,465                                     105.2
   105.3                   15,369                                     105.3
   105.4                   10,449                                     105.4
     110                   56,589   L(28),D(90),O(2)                    110
     125                   58,698   L(25),D(93),O(2)                    125
     138                   54,006   L(28),D(90),O(2)                    138
     144                   13,872   L(28),D(90),O(2)                    144
   144.1                   16,398                                     144.1
   144.2                   12,825                                     144.2
   144.3                   12,440                                     144.3
     150                      312   L(27),D(91),O(2)                    150
     156                   78,754   L(27),D(91),O(2)                    156
     157                   27,922   L(29),D(86),O(5)                    157
     164                      286   L(27),D(91),O(2)                    164
     165                      137   L(28),D(90),O(2)                    165
     168                   53,190   L(26),D(92),O(2)                    168
     174                      184   L(29),D(87),O(4)                    174
     179                   25,588   L(28),D(27),O(5)                    179
     181                      162   L(28),D(90),O(2)                    181
     184                      120   L(28),D(90),O(2)                    184
     201                      540   L(26),D(92),O(2)                    201

                                                  Third         Third Most   Second        Second Most
                                                  Most Recent   Recent NOI   Most Recent   Recent NOI
Loan No.   Property Name                          NOI ($)       Date         NOI ($)       Date
--------   ------------------------------------   -----------   ----------   -----------   -----------
       1   666 Fifth Avenue
      16   National Envelope
    16.1   3800 W Wisconsin Ave
    16.2   55 Wedding Lane
    16.3   70 Turnpike Industrial Road
    16.4   303 Eagleview Blvd
    16.5   207 Greenwood Street
    16.6   2001 Arthur Avenue
    16.7   16000 West 108th Street
    16.8   888 Elm Hill Pike
    16.9   252 Pearce Industrial Road
      28   Wyndham Jacksonville Riverwalk Hotel     1,750,109   12/31/2004     2,304,607   12/31/2005
      30   Oakridge Apartments                      1,602,234   12/31/2004     1,626,066   12/31/2005
Rollup     Springhill Suites Chicago Portfolio      1,355,762   12/31/2004     2,146,073   12/31/2005
      33   Springhill Suites - Burr Ridge             796,620   12/31/2004     1,055,158   12/31/2005
      34   Springhill Suites - Elmhurst               559,142   12/31/2004     1,090,915   12/31/2005
      35   5200 Alameda
      36   Orchard Heights                                                     1,584,680   12/31/2004
      43   Westchester Portfolio                    1,451,605   12/31/2004     1,458,675   12/31/2005
    43.1   Westchester Village
    43.2   Westchester Square
    43.3   Washington Manor
      47   Arbor Station                            1,311,551   12/31/2004     1,385,886   12/31/2005
      48   MWD Bolingbrook Industrial
      49   Columbia Hotel Portfolio                                              874,789   12/31/2005
    49.1   Residence Inn Columbia                                                240,854   12/31/2005
    49.2   Courtyard Columbia                         716,988   12/31/2004       633,935   12/31/2005
Rollup     New Trier Crossed Loans Rollup
      50   New Trier Indianapolis
      51   New Trier Bakersfield                                                 507,669   12/31/2004
      52   New Trier Gurnee
      56   Raytheon Building                        1,020,204   12/31/2004       982,266   12/31/2005
      66   River Park Apartments                      900,725   12/31/2004       947,399   12/31/2005
      70   Stratford Village Apartments               869,245   12/31/2004       887,539   12/31/2005
      74   Harbour Run Apartments
      75   Holiday Inn Vail Apex                                               1,129,839   12/31/2005
      78   Fountain Plaza Medical Office              811,266   12/31/2004       830,211   12/31/2005
      81   Thurms Estates MHP
      84   Holiday Inn-Bordeaux                     1,901,738   12/31/2004       966,989   12/31/2005
      86   Barloworld Distribution
      93   Tecnofarma
     105   Ohio MHP Portfolio                         842,866   12/31/2004       830,832   12/31/2005
   105.1   Arrowhead Lake                             385,933   12/31/2004       369,331   12/31/2005
   105.2   Swanton Meadows                            196,100   12/31/2004       209,795   12/31/2005
   105.3   Sylvania Estates                           159,542   12/31/2004       165,230   12/31/2005
   105.4   Grand Rapids                               101,291   12/31/2004        86,476   12/31/2005
     110   Galloway Apartments                        305,080   12/31/2004       447,497   12/31/2005
     125   Holiday Inn Hotel & Suites Pooler
     138   Stone Ridge Apartments Phase II
     144   Indiana MHP Portfolio                      369,087   12/31/2004       442,414   12/31/2005
   144.1   Berkshire Pointe
   144.2   Beechwood Pointe
   144.3   Amberly Pointe
     150   6820 Reseda Boulevard                                                 417,969   12/31/2005
     156   Best Western Ellensburg                    636,580   12/31/2004       775,504   12/31/2005
     157   Hamilton Gardens                           331,430   12/31/2004       427,180   12/31/2005
     164   Rite Aid - 302 West Robb
     165   Best Buy Stevens Point Wisconsin
     168   Best Western - Astoria                     538,216   12/31/2004       505,749   12/31/2005
     174   14405 Lakeside Circle
     179   Holland Gardens Apartments                                            299,567   12/31/2005
     181   The Atrium Offices
     184   Northern Tool Building
     201   730 Daniel Webster Highway                 168,000   12/31/2004       168,000   12/31/2005

                         Most Recent
           Most Recent   NOI               Underwritten   Underwritten   Underwritten   Underwritten
Loan No.   NOI ($)       Date              NOI ($)        Revenue ($)    EGI ($)        Expenses ($)
--------   -----------   ---------------   ------------   ------------   ------------   ------------
       1                                    118,617,233    160,751,834    157,016,346     38,399,113
      16                                      5,821,200      6,000,000      5,880,000         58,800
    16.1
    16.2
    16.3
    16.4
    16.5
    16.6
    16.7
    16.8
    16.9
      28     2,562,736   T-12 10/31/2006      2,561,445      6,028,217      9,630,248      7,068,803
      30     1,759,673   12/31/2006           1,928,862      3,520,305      3,506,623      1,577,762
Rollup       2,628,046   12/31/2006           2,467,090      6,224,284      6,360,563      3,893,472
      33     1,346,082   12/31/2006           1,301,902      3,205,791      3,280,570      1,978,667
      34     1,281,964   12/31/2006           1,165,188      3,018,493      3,079,993      1,914,805
      35                                      1,920,267      1,885,022      1,979,656         59,390
      36     1,694,264   T-12 11/30/2006      1,830,897      3,774,290      3,437,568      1,606,671
      43     1,450,898   T-12 8/31/2006       1,613,672      4,363,848      3,973,054      2,359,181
    43.1
    43.2
    43.3
      47     1,321,626   T-12 11/30/2006      1,410,435      2,285,348      2,225,407        814,972
      48                                      1,528,641      1,617,090      2,074,864        546,223
      49     1,630,037   T-12 11/30/2006      1,662,145      5,226,095      5,496,862      3,834,718
    49.1       946,750   T-12 11/30/2006        973,327      2,942,938      3,061,105      2,087,778
    49.2       683,287   T-12 11/30/2006        688,818      2,283,157      2,435,757      1,746,940
Rollup       1,513,467   12/31/2005           1,552,905      1,625,810      1,944,750        391,845
      50       613,743   12/31/2005             676,111        662,613        923,662        247,551
      51       532,161   12/31/2005             512,088        564,140        605,373         93,285
      52       367,563   12/31/2005             364,706        399,057        415,715         51,009
      56     1,090,628   T-12 6/30/2006       1,296,456      1,377,505      1,569,880        273,424
      66       996,862   12/31/2006           1,015,997      2,229,822      2,136,636      1,120,638
      70       943,965   T-12 11/30/2006        998,422      1,699,037      1,669,711        671,289
      74       733,091   T-11 11/30/2006      1,050,850      2,129,399      2,000,318        949,468
      75     1,593,205   12/31/2006           1,516,680      3,248,002      4,073,148      2,556,468
      78       865,135   T-12 9/30/2006       1,004,941      1,114,686      1,458,044        453,103
      81                                      1,220,965      1,986,049      1,837,095        616,130
      84     2,032,920   12/31/2006           1,709,529      4,987,626      7,566,369      5,856,840
      86                                        805,642        866,225        994,342        188,699
      93                                      1,087,637      1,196,350      1,315,625        227,988
     105       817,446   T-12 8/31/2006         678,908      1,519,044      1,386,250        707,342
   105.1       412,176   T-12 8/31/2006         352,565        760,764        660,343        307,778
   105.2       165,350   T-12 8/31/2006         136,205        333,000        344,400        208,195
   105.3       157,854   T-12 8/31/2006         124,506        282,360        245,733        121,227
   105.4        82,066   T-12 8/31/2006          65,632        142,920        135,774         70,142
     110       677,454   T-12 9/30/2006         648,565      1,115,628      1,114,978        466,413
     125     1,089,690   T-12 1/31/2007         925,676      2,420,024      2,789,172      1,863,496
     138       324,621   T-12 11/30/2006        440,963        823,072        750,834        309,871
     144       477,559   12/31/2006             479,428        735,000        625,870        146,442
   144.1
   144.2
   144.3
     150       449,448   Ann. 9/30/2006         407,200        479,432        541,795        134,595
     156       793,724   12/31/2006             672,532      1,490,569      1,500,369        827,837
     157       401,078   T-12 9/30/2006         418,565      1,265,070      1,145,634        727,069
     164                                        417,432        447,260        436,079         18,647
     165                                        354,452        390,001        430,220         75,769
     168       651,021   12/31/2006             559,545      1,403,803      1,417,318        857,773
     174                                        338,545        367,385        349,016         10,470
     179       445,892   T-12 11/30/2006        368,239        803,640        773,594        405,355
     181                                        309,652        470,656        429,191        119,539
     184                                        264,931        287,500        273,125          8,194
     201       168,000   12/31/2006             158,886        168,000        163,800          4,914

           Underwritten   Underwritten   Underwritten
Loan No.   Reserves ($)   TI/LC ($)      Net Cash Flow ($)   Largest Tenant                  SF
--------   ------------   ------------   -----------------   -----------------------------   -------
       1        218,117      4,017,444         114,381,673   Citibank N.A.                   365,070
      16        187,781                          5,633,419
    16.1                                                     National Envelope Corporation   315,000
    16.2                                                     National Envelope Corporation   407,000
    16.3                                                     National Envelope Corporation   238,360
    16.4                                                     National Envelope Corporation   127,160
    16.5                                                     National Envelope Corporation   126,490
    16.6                                                     National Envelope Corporation   128,490
    16.7                                                     National Envelope Corporation   178,198
    16.8                                                     National Envelope Corporation    89,915
    16.9                                                     National Envelope Corporation    96,484
      28        385,210                          2,176,235
      30        118,000                          1,810,862
Rollup          254,423                          2,212,668
      33        131,223                          1,170,680
      34        123,200                          1,041,988
      35         12,564         56,401           1,851,301   Sara Lee Baking Facility        125,643
      36         69,400                          1,761,497
      43        175,070                          1,438,602
    43.1
    43.2
    43.3
      47         62,208                          1,348,227
      48         35,270         81,274           1,412,098   Windy City Wire Cable           110,510
      49        274,843                          1,387,302
    49.1        153,055                            820,272
    49.2        121,788                            567,030
Rollup          139,795         59,708           1,353,402
      50        113,450         23,600             539,061   JDSU                            206,272
      51         23,240         24,407             464,441   Dopaco, Inc                     232,396
      52          3,105         11,701             349,900   Ameritech of IL                  43,750
      56         24,518         63,208           1,208,730   Raytheon                        136,210
      66         56,000                            959,997
      70         45,248                            953,174
      74         70,000                            980,850
      75        162,926                          1,353,754
      78         10,328         63,457             931,156   Northwest Hospital, LLC          39,271
      81         13,040                          1,207,925
      84        302,655                          1,406,874
      86         16,715                            788,927   Barloworld                      111,436
      93         22,106         47,393           1,018,138   Tolmar, Inc.                     65,019
     105         27,050                            651,858
   105.1         12,350                            340,215
   105.2          6,800                            129,405
   105.3          4,600                            119,906
   105.4          3,300                             62,332
     110         35,475                            613,090
     125        111,567                            814,110
     138         19,200                            421,763
     144         17,500                            461,928
   144.1
   144.2
   144.3
     150          2,205         13,833             391,162   Kosher Bazar                      4,000
     156         60,015                            612,517
     157         43,736                            374,829
     164          2,185         13,677             401,570   Rite Aid                         14,564
     165          3,004         10,378             341,070   Best Buy                         30,038
     168         60,023                            499,522
     174          5,022         15,065             318,459   La-Z-Boy                         20,086
     179         34,000                            334,239
     181          4,066         28,614             276,972   Albert & Mackenzie                6,854
     184          2,500         10,068             252,364   Northern Tool                    25,000
     201            444          4,841             153,601   7-Eleven                          2,963

           Lease                                                   Lease
Loan No.   Expiration   2nd Largest Tenant               SF        Expiration
--------   ----------   ------------------------------   -------   ----------
       1   8/31/2014    Orrick, Herrington & Sutcliffe   239,464   3/31/2010
      16
    16.1   12/31/2026
    16.2   12/31/2026
    16.3   12/31/2026
    16.4   12/31/2026
    16.5   12/31/2026
    16.6   12/31/2026
    16.7   12/31/2026
    16.8   12/31/2026
    16.9   12/31/2026
      28
      30
Rollup
      33
      34
      35   3/31/2013
      36
      43
    43.1
    43.2
    43.3
      47
      48   6/30/2014    GalCal, Inc                       85,767   1/31/2010
      49
    49.1
    49.2
Rollup
      50   10/31/2014
      51   3/26/2013
      52   3/11/2013
      56   9/30/2016
      66
      70
      74
      75
      78   12/31/2016   Orange Grove Pediatrics            4,584   1/31/2011
      81
      84
      86   10/18/2021
      93   12/31/2026
     105
   105.1
   105.2
   105.3
   105.4
     110
     125
     138
     144
   144.1
   144.2
   144.3
     150   2/28/2013    Jack in the Box                    3,600   9/30/2023
     156
     157
     164   1/31/2027
     165   1/31/2016
     168
     174   2/5/2016
     179
     181   7/31/2011    Ethan Christopher Financial        2,458   8/31/2009
     184   10/31/2021
     201   7/31/2021

                                                                                               Upfront
                                                   Lease        Occupancy         Occupancy    Replacement
Loan No.   3rd Largest Tenant            SF        Expiration   Rate (12) (13)    As-of Date   Reserves ($)
--------   ---------------------------   -------   ----------   --------------    ----------   ------------
       1   Fulbright & Jaworski L.L.P.   139,177   12/31/2016             98.3%   1/11/2007
      16                                                                 100.0%   4/1/2007
    16.1                                                                 100.0%   4/1/2007
    16.2                                                                 100.0%   4/1/2007
    16.3                                                                 100.0%   4/1/2007
    16.4                                                                 100.0%   4/1/2007
    16.5                                                                 100.0%   4/1/2007
    16.6                                                                 100.0%   4/1/2007
    16.7                                                                 100.0%   4/1/2007
    16.8                                                                 100.0%   4/1/2007
    16.9                                                                 100.0%   4/1/2007
      28                                                                  59.2%   10/31/2006
      30                                                                  93.6%   1/15/2007
Rollup                                                                    72.3%   12/31/2006
      33                                                                  75.6%   12/31/2006
      34                                                                  69.0%   12/31/2006
      35                                                                 100.0%   4/1/2007
      36                                                                  91.4%   11/15/2006
      43                                                                  85.9%   1/1/2007          144,050
    43.1                                                                  84.1%   1/1/2007
    43.2                                                                  85.7%   1/1/2007
    43.3                                                                  94.4%   1/1/2007
      47                                                                  97.6%   11/30/2006        124,416
      48   Lansing Building Products      19,117   4/30/2011              76.1%   2/12/2007
      49                                                                  68.3%   11/30/2006
    49.1                                                                  63.0%   11/30/2006
    49.2                                                                  75.0%   11/30/2006
Rollup                                                                   100.0%   4/1/2007
      50                                                                 100.0%   4/1/2007
      51                                                                 100.0%   4/1/2007
      52                                                                 100.0%   4/1/2007
      56                                                                 100.0%   4/1/2007           49,000
      66                                                                  93.9%   11/16/2006          4,667
      70                                                                  95.1%   11/30/2006         90,504
      74                                                                  81.4%   12/26/2006
      75                                                                  60.8%   12/31/2006
      78   Foothill Urology                3,429   1/31/2011              96.7%   12/21/2006
      81                                                                  97.4%   2/1/2007
      84                                                                  77.3%   12/31/2006
      86                                                                 100.0%   4/1/2007
      93                                                                 100.0%   4/1/2007
     105                                                                  88.9%   10/31/2006
   105.1                                                                  88.7%   10/31/2006
   105.2                                                                  83.8%   10/31/2006
   105.3                                                                  92.4%   10/31/2006
   105.4                                                                  95.5%   10/31/2006
     110                                                                  93.8%   11/30/2006
     125                                                                  77.6%   1/31/2007
     138                                                                  91.7%   12/1/2006
     144                                                                  69.1%   11/28/2006         33,300
   144.1                                                                  91.3%   11/28/2006
   144.2                                                                  49.2%   11/28/2006
   144.3                                                                  67.8%   11/28/2006
     150   Arby's                          2,500   12/31/2015            100.0%   2/8/2007
     156                                                                  82.1%   12/31/2006
     157                                                                  94.2%   10/24/2006        220,568
     164                                                                 100.0%   4/1/2007
     165                                                                 100.0%   4/1/2007
     168                                                                  49.5%   12/31/2006
     174                                                                 100.0%   4/1/2007
     179                                                                  96.3%   12/16/2006
     181   Premier Wholesale Loans         2,216   8/31/2009              91.2%   10/21/2006
     184                                                                 100.0%   4/1/2007
     201                                                                 100.0%   4/1/2007

           Monthly                                                                    Upfront
           Replacement    Upfront       Monthly     Monthly Tax   Monthly Insurance   Engineering
Loan No.   Reserves ($)   TI/LC ($)     TI/LC ($)   Escrow ($)    Escrow ($)          Reserve ($)
--------   ------------   -----------   ---------   -----------   -----------------   -----------
       1         19,370   100,000,000                 1,800,000
      16                                                                                   61,788
    16.1
    16.2
    16.3
    16.4
    16.5
    16.6
    16.7
    16.8
    16.9
      28                                                 30,739              15,551        16,125
      30          9,834                                  13,002               6,605        11,150
Rollup           20,619                                  17,031               3,324
      33         10,685                                   8,248               1,837
      34          9,934                                   8,783               1,488
      35          1,047
      36          5,783                                   6,004               5,422
      43         14,590                                  77,515               6,340       391,545
    43.1
    43.2
    43.3
      47                                                  9,112               4,735        38,875
      48          2,939                     5,878        27,928                 713
      49         21,863                                  10,536              10,978
    49.1
    49.2
Rollup            1,917                     7,667
      50            805                     3,220
      51            901                     3,603         4,740
      52            211                       843         3,324
      56
      66          4,667                                  27,428
      70                                                  6,000               3,975        93,125
      74          5,833                                  29,359               3,955        53,438
      75         10,183                                   8,313               3,187         6,750
      78            861                                  18,400
      81          1,087                                  29,313               2,667
      84         25,138                                  12,780               7,208         1,250
      86
      93
     105          2,255                                  17,517               1,712       105,438
   105.1
   105.2
   105.3
   105.4
     110          2,956                                   4,509               3,293        12,938
     125          6,918                                   5,834               2,998
     138          1,600                                   8,509               2,270
     144          1,069                                   2,894               1,708         1,250
   144.1
   144.2
   144.3
     150            184                     1,153         4,250                 692
     156          5,001                                   2,221                 792
     157          3,645                                  10,727                            81,188
     164            182                                                         478
     165                                                  4,597
     168          4,997                                   4,033               2,882
     174
     179          2,833                                   8,559               2,176        18,438
     181            338       100,000                     3,246               1,319
     184
     201             37

           Other
Loan No.   Reserves ($)   Description Other Reserves
--------   ------------   -------------------------------------------------------------------------
       1
      16         34,375   Environmental Reserve
    16.1
    16.2
    16.3
    16.4
    16.5
    16.6
    16.7
    16.8
    16.9
      28
      30
Rollup        1,024,498   PIP Phase II
      33        512,249   PIP Phase II
      34        512,249   PIP Phase II
      35
      36
      43          2,092
    43.1                  Ground Rent (Monthly)
    43.2
    43.3
      47
      48        162,082
      49        310,943   Windy City Cable Rent Abatement Reserve
    49.1                  PIP Escrow Reserve
    49.2                                                                                       49.2
Rollup
      50
      51
      52
      56
      66
      70
      74
      75        319,232
      78        564,674
      81         62,500   Seasonal Debt Service Reserve
      84      1,936,515
      86                  Hospital Parcel Tax Escrow ($155,000), Improvements Tax Escrow ($409,674)
      93                  Environmental Reserve
     105                  PIP Holdback
   105.1                                                                                      105.1
   105.2
   105.3
   105.4
     110
     125
     138
     144
   144.1
   144.2
   144.3
     150         50,000
     156
     157
     164
     165                  Initial Starbucks Reserve
     168         25,993
     174
     179
     181
     184                  Debt Service
     201

                              Environmental
           Letter of          Report          Engineering   Appraisal
Loan No.   Credit             Date            Report Date   As-of Date
--------   ----------------   -------------   -----------   ----------
       1                      1/2/2007        1/30/2007     3/1/2007
      16                      12/26/2006      Various       Various
    16.1                      12/26/2006      1/12/2007     12/4/2006
    16.2                      12/26/2006      12/26/2006    12/6/2006
    16.3                      12/26/2006      1/12/2007     11/28/2006
    16.4                      12/26/2006      12/8/2006     12/1/2006
    16.5                      12/26/2006      1/12/2007     11/28/2006
    16.6                      12/26/2006      1/12/2007     12/4/2006
    16.7                      12/26/2006      1/12/2007     11/29/2006
    16.8                      12/26/2006      12/22/2006    12/4/2006
    16.9                      12/26/2006      1/12/2007     12/4/2006
      28                      11/27/2006      11/27/2006    11/1/2006
      30                      12/13/2006      12/13/2006    12/5/2006
Rollup                        Various         5/9/2006      3/1/2007
      33                      6/28/2006       5/9/2006      3/1/2007
      34                      6/15/2006       5/9/2006      3/1/2007
      35                      9/25/2006       9/23/2006     12/8/2006
      36                      11/8/2006       11/9/2006     10/23/2006
      43   Yes ($251,000)     11/8/2006       11/7/2006     10/4/2006
    43.1                      11/8/2006       11/7/2006     10/4/2006
    43.2                      11/8/2006       11/7/2006     10/4/2006
    43.3                      11/8/2006       11/7/2006     10/4/2006
      47                      1/11/2007       1/11/2007     11/30/2006
      48   Yes ($616,000)     1/23/2007       11/13/2006    6/1/2007
      49                      12/6/2006       12/7/2006     11/22/2006
    49.1                      12/6/2006       12/7/2006     11/22/2006
    49.2                      12/6/2006       12/7/2006     11/22/2006
Rollup     Yes ($1,000,000)   Various         Various       Various
      50                      1/30/2007       12/13/2006    12/1/2006
      51                      1/30/2007       12/12/2006    12/4/2006
      52                      1/31/2007       12/13/2006    12/8/2006
      56                      12/27/2006      12/11/2006    12/6/2006
      66                      1/19/2007       1/19/2007     1/4/2007
      70                      1/11/2007       1/11/2007     11/30/2006
      74                      1/12/2007       11/14/2006    10/26/2006
      75                      11/17/2006      11/21/2006    11/3/2006
      78                      11/16/2006      11/16/2006    11/13/2006
      81                      1/24/2007       12/12/2006    12/15/2006
      84                      12/19/2006      11/29/2006    11/15/2006
      86                      1/10/2007       12/1/2006     11/27/2006
      93                      1/25/2007       1/25/2007     11/20/2006
     105                      11/14/2006      11/14/2006    11/3/2006
   105.1                      11/14/2006      11/14/2006    11/3/2006
   105.2                      11/14/2006      11/14/2006    11/3/2006
   105.3                      11/14/2006      11/14/2006    11/3/2006
   105.4                      11/14/2006      11/14/2006    11/3/2006
     110                      1/8/2007        12/15/2006    12/12/2006
     125                      9/20/2006       9/22/2006     9/20/2006
     138                      12/15/2006      10/26/2006    10/18/2006
     144                      2/1/2007        11/14/2006    11/6/2006
   144.1                      2/1/2007        11/14/2006    11/6/2006
   144.2                      2/1/2007        11/14/2006    11/6/2006
   144.3                      2/1/2007        11/14/2006    11/6/2006
     150                      1/12/2007       11/28/2006    10/24/2006
     156                      12/5/2006       12/5/2006     12/14/2006
     157                      8/21/2006       8/21/2006     8/10/2006
     164                      11/30/2006      11/29/2006    11/28/2006
     165                      12/5/2006       12/4/2006     11/20/2006
     168                      12/28/2006      12/28/2006    12/13/2006
     174                      9/11/2006       9/13/2006     9/6/2006
     179                      12/21/2006      11/14/2006    10/26/2006
     181                      11/7/2006       10/30/2006    10/23/2006
     184                      1/3/2007        11/9/2006     10/26/2006
     201                      2/13/2007       12/18/2006    12/11/2006

Loan No.   Sponsor (14)
--------   --------------------------------------------------------------------------------

       1   Gellert, George; Kushner, Jared
      16   Spirit Finance Corporation

    16.1
    16.2
    16.3
    16.4
    16.5
    16.6
    16.7
    16.8
    16.9
      28   Pardo, Steven J.; Vidaurreta, Augusto
      30   Wiener, Eric R.
Rollup     Trapani, B. Gregory; Peterson, Lanny; Tweeten, Rolf; Trapani, Bennett P.
      33   Trapani, B. Gregory; Peterson, Lanny; Tweeten, Rolf; Trapani, Bennett P.
      34   Trapani, B. Gregory; Peterson, Lanny; Tweeten, Rolf; Trapani, Bennett P.
      35   RSGH, L.P.
      36   Blackrock Apartment Value Fund III, Inc., Dr. Sol Rabin
      43   England, Brad F.; Marhula, Daren; Donahoe, Mark T.
    43.1

    43.2
    43.3

      47   Blanchard, John D.; Miller, Samuel L.
      48   ML Realty Partners, LLC; Shaffer, Jack; Smietana, Robert; Pielet, Melissa
      49   Cummings, Lawrence B.; Rutledge, John W.
    49.1

    49.2

Rollup     New Trier Partners, LLC
      50   New Trier Partners, LLC
      51   New Trier Partners, LLC
      52   New Trier Partners, LLC
      56   Jarol, Sherwin
      66   Fingersh, Paul S.
      70   Blanchard, John D.; Miller, Samuel L.
      74   Joseph, Douglas S.
      75   Bhakta, Bharat D.
      78   Cotlow, Dean P.
      81   Morgan, Robert C.; Moser, Robert J.
      84   Thakker, Dipak; Gudiseva, Vijay
      86   Mesirow Realty Sale-Leaseback, Inc.
      93   Corporate Property Associates 16-Global Incorporated
     105   Coleman, Mark J.
   105.1

   105.2
   105.3
   105.4
     110   Stortini, Michael A.; Iacono, Leonard F.; Robino, Charles J.
     125   Patel, Sanmukh; Patel, Jayanti
     138   Rolfes, Daniel R.
     144   Keeney, Kurtis; Smith, Nathan; Sparks, John; Williams, Dennis
   144.1

   144.2
   144.3

     150   Hashim, Tazim; Hashim, Michael
     156   Morgal, Torre T.; Mary, Scott A.
     157   Kazarnovsky, Joseph
     164   Singhal, Om
     165   Solomon, Gary L.
     168   Morgal, Torre T.; Morgal, Nicole; Wendt, Mark S.; Mary, Scott A.; Bahme, Eric R.
     174   Gumowitz, Gary; Levy, Morris
     179   Joseph, Dougalas S.; Joseph, Maria I.
     181   Levy, Moshe
     184   Belcore, Gaetano L.
     201   Ruskin, Howard M.; Lustbader, Marilyn

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2007-C1

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES

           Detailed                             % of                         % of Applicable
           Property                             Initial Pool    Loan Group   Loan Group
Loan No.   Name                                 Balance         One or Two   Balance
--------   ----------------------------------   ------------    ----------   ---------------
       3   Manhattan Apartment Portfolio                5.16%            2             19.40%
     3.1   635 Riverside Drive                          0.31%            2              1.18%
     3.2   120 West 105th Street                        0.27%            2              1.03%
     3.3   894 Riverside Drive                          0.26%            2              0.97%
     3.4   350 Manhattan Avenue                         0.25%            2              0.94%
     3.5   10-16 Manhattan Avenue                       0.23%            2              0.86%
     3.6   605 West 156th Street                        0.22%            2              0.83%
     3.7   35 Saint Nicholas Terrace                    0.21%            2              0.81%
     3.8   25-29 Saint Nicholas Terrace                 0.21%            2              0.78%
     3.9   400-408 West 128th Street                    0.21%            2              0.78%
    3.10   165-167 & 169-171 Manhattan Avenue           0.21%            2              0.78%
    3.11   634 West 135th Street                        0.18%            2              0.69%
    3.12   15 West 107th Street                         0.18%            2              0.67%
    3.13   520 West 139th Street                        0.17%            2              0.64%
    3.14   291 Edgecombe Avenue                         0.16%            2              0.61%
    3.15   312 West 114th Street                        0.16%            2              0.59%
    3.16   106 West 105th Street                        0.15%            2              0.57%
    3.17   4-6 West 108th Street                        0.14%            2              0.53%
    3.18   8-10 West 108th Street                       0.14%            2              0.53%
    3.19   7-9 West 108th Street                        0.14%            2              0.51%
    3.20   625 West 156th Street                        0.13%            2              0.49%
    3.21   3-5 West 108th Street                        0.11%            2              0.42%
    3.22   5 West 101st Street                          0.11%            2              0.41%
    3.23   63 West 107th Street                         0.11%            2              0.40%
    3.24   287 Edgecombe Avenue                         0.10%            2              0.37%
    3.25   21 West 106th Street                         0.09%            2              0.35%
    3.26   203 West 108th Street                        0.09%            2              0.33%
    3.27   216 West 108th Street                        0.08%            2              0.31%
    3.28   65 West 107th Street                         0.08%            2              0.30%
    3.29   67 West 107th Street                         0.07%            2              0.27%
    3.30   109 West 105th Street                        0.07%            2              0.27%
    3.31   302 West 114th Street                        0.07%            2              0.26%
    3.32   123 West 106th Street                        0.06%            2              0.21%
    3.33   125 West 106th Street                        0.06%            2              0.21%
    3.34   61-63 West 104th Street                      0.05%            2              0.17%
    3.35   627 West 113th Street                        0.04%            2              0.17%
    3.36   127 West 106th Street                        0.04%            2              0.14%
       6   The Enclave                                  3.79%            2             14.26%
      15   Palma Sorrento Apartments                    1.44%            2              5.42%
      18   Villa Veneto Apartments                      1.37%            2              5.14%
      20   Piero Apartments                             1.02%            2              3.84%
      21   Magic Sands Mobile Home Park                 0.97%            2              3.66%
      23   1865 Burnett Street                          0.78%            1              1.07%
      29   Island Park                                  0.62%            2              2.33%
      30   Oakridge Apartments                          0.59%            2              2.21%
      36   Orchard Heights                              0.54%            2              2.03%
      37   Mirabella                                    0.51%            2              1.93%
      39   Deerfield Luxury Townhomes                   0.50%            2              1.88%
      43   Westchester Portfolio                        0.42%            2              1.60%
    43.1   Westchester Village                          0.20%            2              0.74%
    43.2   Westchester Square                           0.16%            2              0.61%
    43.3   Washington Manor                             0.07%            2              0.25%
      46   Mansions at Round Rock                       0.42%            2              1.57%
      47   Arbor Station                                0.41%            2              1.56%
      53   Ranch at City Park                           0.39%            2              1.46%
      55   Rolling Hills Place                          0.37%            2              1.40%
      57   Walden Providence                            0.37%            2              1.37%
      58   Bravo Estates                                0.36%            2              1.35%
      60   Villa Teresa Mobile Home Park                0.35%            2              1.33%
Rollup     Juniper Portfolio                            0.35%            2              1.32%
      62   Juniper Portfolio-Cumberland                 0.24%            2              0.91%
      63   Juniper Portfolio-Lakehurst                  0.11%            2              0.41%
      64   The Farrington                               0.34%            2              1.28%
      66   River Park Apartments                        0.32%            2              1.21%
      70   Stratford Village Apartments                 0.30%            2              1.14%
      71   The Pointe at Wimbledon                      0.30%            2              1.14%
      72   Rialto I & II MHCs                           0.30%            2              1.13%
      73   Highlands MHC                                0.30%            2              1.12%
      74   Harbour Run Apartments                       0.28%            2              1.06%
      80   1111 High Road                               0.26%            2              0.99%
      81   Thurms Estates MHP                           0.26%            2              0.99%
      82   Tri Park Portfolio                           0.26%            2              0.98%
    82.1   Flat Rock Village                            0.15%            2              0.57%
    82.2   Spring Valley Estates                        0.06%            2              0.21%
    82.3   Voyager Village                              0.05%            2              0.20%
      91   Garden Gate Apartments                       0.24%            2              0.89%
      95   Chestnut Court Apartments                    0.23%            2              0.86%
      99   Club Marina MHC                              0.22%            2              0.82%
     105   Ohio MHP Portfolio                           0.19%            2              0.73%
   105.1   Arrowhead Lake                               0.10%            2              0.36%
   105.2   Swanton Meadows                              0.04%            2              0.16%
   105.3   Sylvania Estates                             0.04%            2              0.13%
   105.4   Grand Rapids                                 0.02%            2              0.07%
     110   Galloway Apartments                          0.18%            2              0.69%
     118   Kern MHP                                     0.16%            2              0.61%
     120   Meadowbrook Apartments                       0.16%            2              0.60%
     122   Tamarack East MHC                            0.16%            2              0.59%
     123   Village Glen MHC                             0.16%            2              0.58%
     127   Portland Fairview RV Resort                  0.15%            1              0.20%
     129   Crystal Pointe MHC                           0.14%            2              0.53%
     130   Rivermont Apartments                         0.14%            2              0.53%
     136   Hidden Village MHC                           0.13%            2              0.50%
     137   Park Apartments Phases I & II                0.13%            2              0.50%
     138   Stone Ridge Apartments Phase II              0.13%            2              0.49%
     144   Indiana MHP Portfolio                        0.12%            2              0.46%
   144.1   Berkshire Pointe                             0.05%            2              0.18%
   144.2   Beechwood Pointe                             0.04%            2              0.15%
   144.3   Amberly Pointe                               0.04%            2              0.14%
     146   Lost Springs Apartments                      0.12%            2              0.44%
     151   El Monte MHC                                 0.12%            2              0.44%
     157   Hamilton Gardens                             0.11%            2              0.41%
     163   McNary Oaks MHC                              0.11%            2              0.40%
     166   Indian Woods                                 0.10%            2              0.39%
   166.1   Woodlake                                     0.05%            2              0.20%
   166.2   Indian Village                               0.05%            2              0.19%
     167   Scioto Estates MHC                           0.10%            2              0.39%
     176   Viking Estates MHC                           0.09%            2              0.34%
     179   Holland Gardens Apartments                   0.09%            2              0.33%
     180   Roman Gardens Apartments                     0.09%            2              0.32%
     182   Briarwood MHC                                0.08%            2              0.29%
     194   Doubletree I Apartments                      0.06%            2              0.22%
     198   Whispering Pines MHC                         0.05%            2              0.19%
     199   Paradise View Apartments                     0.05%            2              0.17%
     200   Mosier Manor                                 0.04%            2              0.17%

                        Mortgage    Cut-off           General                Detailed
           # of         Loan        Date              Property               Property
Loan No.   Properties   Seller(2)   Balance ($) (3)   Type                   Type
--------   ----------   ---------   ---------------   --------------------   --------------------
       3           36   GACC            204,000,000   Multifamily            Conventional
     3.1            1   GACC             12,400,000   Multifamily            Conventional
     3.2            1   GACC             10,800,000   Multifamily            Conventional
     3.3            1   GACC             10,160,000   Multifamily            Conventional
     3.4            1   GACC              9,920,000   Multifamily            Conventional
     3.5            1   GACC              9,040,000   Multifamily            Conventional
     3.6            1   GACC              8,720,000   Multifamily            Conventional
     3.7            1   GACC              8,480,000   Multifamily            Conventional
     3.8            1   GACC              8,240,000   Multifamily            Conventional
     3.9            1   GACC              8,240,000   Multifamily            Conventional
    3.10            1   GACC              8,160,000   Multifamily            Conventional
    3.11            1   GACC              7,280,000   Multifamily            Conventional
    3.12            1   GACC              7,040,000   Multifamily            Conventional
    3.13            1   GACC              6,720,000   Multifamily            Conventional
    3.14            1   GACC              6,400,000   Multifamily            Conventional
    3.15            1   GACC              6,160,000   Multifamily            Conventional
    3.16            1   GACC              6,000,000   Multifamily            Conventional
    3.17            1   GACC              5,600,000   Multifamily            Conventional
    3.18            1   GACC              5,600,000   Multifamily            Conventional
    3.19            1   GACC              5,360,000   Multifamily            Conventional
    3.20            1   GACC              5,200,000   Multifamily            Conventional
    3.21            1   GACC              4,400,000   Multifamily            Conventional
    3.22            1   GACC              4,320,000   Multifamily            Conventional
    3.23            1   GACC              4,240,000   Multifamily            Conventional
    3.24            1   GACC              3,920,000   Multifamily            Conventional
    3.25            1   GACC              3,680,000   Multifamily            Conventional
    3.26            1   GACC              3,440,000   Multifamily            Conventional
    3.27            1   GACC              3,280,000   Multifamily            Conventional
    3.28            1   GACC              3,200,000   Multifamily            Conventional
    3.29            1   GACC              2,880,000   Multifamily            Conventional
    3.30            1   GACC              2,800,000   Multifamily            Conventional
    3.31            1   GACC              2,720,000   Multifamily            Conventional
    3.32            1   GACC              2,240,000   Multifamily            Conventional
    3.33            1   GACC              2,240,000   Multifamily            Conventional
    3.34            1   GACC              1,840,000   Multifamily            Conventional
    3.35            1   GACC              1,760,000   Multifamily            Conventional
    3.36            1   GACC              1,520,000   Multifamily            Conventional
       6            1   GACC            150,000,000   Multifamily            Conventional
      15            1   GACC             57,020,000   Multifamily            Conventional
      18            1   GACC             54,070,000   Multifamily            Conventional
      20            1   BofA             40,400,000   Multifamily            Conventional
      21            1   GACC             38,500,000   Manufactured Housing   Manufactured Housing
      23            1   GACC             31,000,000   Multifamily            Conventional
      29            1   GACC             24,500,000   Multifamily            Conventional
      30            1   BCRE             23,250,000   Multifamily            Conventional
      36            1   BCRE             21,400,000   Multifamily            Conventional
      37            1   GACC             20,300,000   Multifamily            Conventional
      39            1   GACC             19,750,000   Multifamily            Conventional
      43            3   BCRE             16,800,000   Multifamily            Conventional
    43.1            1   BCRE              7,736,000   Multifamily            Conventional
    43.2            1   BCRE              6,384,000   Multifamily            Conventional
    43.3            1   BCRE              2,680,000   Multifamily            Conventional
      46            1   GACC             16,500,000   Multifamily            Conventional
      47            1   BCRE             16,400,000   Multifamily            Conventional
      53            1   BofA             15,367,510   Multifamily            Conventional
      55            1   BofA             14,720,000   Multifamily            Conventional
      57            1   GECC             14,455,000   Multifamily            Conventional
      58            1   GECC             14,200,000   Manufactured Housing   Manufactured Housing
      60            1   GACC             14,030,000   Manufactured Housing   Manufactured Housing
Rollup              2   GECC             13,880,000   Multifamily            Conventional
      62            1   GECC              9,600,000   Multifamily            Conventional
      63            1   GECC              4,280,000   Multifamily            Conventional
      64            1   BofA             13,500,000   Multifamily            Conventional
      66            1   BCRE             12,700,000   Multifamily            Conventional
      70            1   BCRE             12,000,000   Multifamily            Conventional
      71            1   GECC             12,000,000   Multifamily            Conventional
      72            1   GECC             11,850,000   Manufactured Housing   Manufactured Housing
      73            1   GECC             11,760,000   Manufactured Housing   Manufactured Housing
      74            1   BCRE             11,200,000   Multifamily            Conventional
      80            1   GECC             10,450,000   Multifamily            Student Housing
      81            1   BCRE             10,400,000   Manufactured Housing   Manufactured Housing
      82            3   GECC             10,300,000   Manufactured Housing   Manufactured Housing
    82.1            1   GECC              6,000,000   Manufactured Housing   Manufactured Housing
    82.2            1   GECC              2,200,000   Manufactured Housing   Manufactured Housing
    82.3            1   GECC              2,100,000   Manufactured Housing   Manufactured Housing
      91            1   GECC              9,400,000   Multifamily            Conventional
      95            1   BofA              9,000,000   Multifamily            Conventional
      99            1   GECC              8,575,000   Manufactured Housing   Manufactured Housing
     105            4   BCRE              7,636,000   Manufactured Housing   Manufactured Housing
   105.1            1   BCRE              3,837,263   Manufactured Housing   Manufactured Housing
   105.2            1   BCRE              1,695,177   Manufactured Housing   Manufactured Housing
   105.3            1   BCRE              1,413,931   Manufactured Housing   Manufactured Housing
   105.4            1   BCRE                689,629   Manufactured Housing   Manufactured Housing
     110            1   BCRE              7,300,000   Multifamily            Conventional
     118            1   GECC              6,400,000   Manufactured Housing   Manufactured Housing
     120            1   GECC              6,302,744   Multifamily            Conventional
     122            1   GECC              6,250,000   Manufactured Housing   Manufactured Housing
     123            1   GECC              6,150,000   Manufactured Housing   Manufactured Housing
     127            1   GECC              5,838,989   Manufactured Housing   Manufactured Housing
     129            1   GECC              5,600,000   Manufactured Housing   Manufactured Housing
     130            1   GECC              5,540,000   Multifamily            Conventional
     136            1   GECC              5,250,000   Manufactured Housing   Manufactured Housing
     137            1   GECC              5,213,842   Multifamily            Conventional
     138            1   BCRE              5,184,568   Multifamily            Conventional
     144            3   BCRE              4,855,367   Manufactured Housing   Manufactured Housing
   144.1            1   BCRE              1,885,790   Manufactured Housing   Manufactured Housing
   144.2            1   BCRE              1,538,978   Manufactured Housing   Manufactured Housing
   144.3            1   BCRE              1,430,599   Manufactured Housing   Manufactured Housing
     146            1   GECC              4,629,112   Multifamily            Conventional
     151            1   GECC              4,584,000   Manufactured Housing   Manufactured Housing
     157            1   BCRE              4,300,000   Multifamily            Conventional
     163            1   GECC              4,186,219   Manufactured Housing   Manufactured Housing
     166            2   GECC              4,100,000   Manufactured Housing   Manufactured Housing
   166.1            1   GECC              2,077,578   Manufactured Housing   Manufactured Housing
   166.2            1   GECC              2,022,422   Manufactured Housing   Manufactured Housing
     167            1   GECC              4,100,000   Manufactured Housing   Manufactured Housing
     176            1   GECC              3,625,000   Manufactured Housing   Manufactured Housing
     179            1   BCRE              3,480,000   Multifamily            Conventional
     180            1   GACC              3,380,000   Multifamily            Student Housing
     182            1   GECC              3,100,000   Manufactured Housing   Manufactured Housing
     194            1   GECC              2,290,192   Multifamily            Conventional
     198            1   GECC              2,040,000   Manufactured Housing   Manufactured Housing
     199            1   GECC              1,802,917   Multifamily            Conventional
     200            1   GECC              1,750,000   Manufactured Housing   Manufactured Housing


Loan No.   Address                              City                 County           State     Zip Code
--------   ----------------------------------   ------------------   --------------   -------   --------
       3   Various                              New York             New York         NY        Various
     3.1   635 Riverside Drive                  New York             New York         NY           10031
     3.2   120 West 105th Street                New York             New York         NY           10025
     3.3   894 Riverside Drive                  New York             New York         NY           10032
     3.4   350 Manhattan Avenue                 New York             New York         NY           10026
     3.5   10-16 Manhattan Avenue               New York             New York         NY           10025
     3.6   605 West 156th Street                New York             New York         NY           10032
     3.7   35 Saint Nicholas Terrace            New York             New York         NY           10027
     3.8   25-29 Saint Nicholas Terrace         New York             New York         NY           10027
     3.9   400-408 West 128th Street            New York             New York         NY           10027
    3.10   165-167 & 169-171 Manhattan Avenue   New York             New York         NY           10025
    3.11   634 West 135th Street                New York             New York         NY           10031
    3.12   15 West 107th Street                 New York             New York         NY           10025
    3.13   520 West 139th Street                New York             New York         NY           10031
    3.14   291 Edgecombe Avenue                 New York             New York         NY           10031
    3.15   312 West 114th Street                New York             New York         NY           10026
    3.16   106 West 105th Street                New York             New York         NY           10025
    3.17   4-6 West 108th Street                New York             New York         NY           10025
    3.18   8-10 West 108th Street               New York             New York         NY           10025
    3.19   7-9 West 108th Street                New York             New York         NY           10025
    3.20   625 West 156th Street                New York             New York         NY           10032
    3.21   3-5 West 108th Street                New York             New York         NY           10025
    3.22   5 West 101st Street                  New York             New York         NY           10025
    3.23   63 West 107th Street                 New York             New York         NY           10025
    3.24   287 Edgecombe Avenue                 New York             New York         NY           10031
    3.25   21 West 106th Street                 New York             New York         NY           10025
    3.26   203 West 108th Street                New York             New York         NY           10025
    3.27   216 West 108th Street                New York             New York         NY           10025
    3.28   65 West 107th Street                 New York             New York         NY           10025
    3.29   67 West 107th Street                 New York             New York         NY           10025
    3.30   109 West 105th Street                New York             New York         NY           10025
    3.31   302 West 114th Street                New York             New York         NY           10026
    3.32   123 West 106th Street                New York             New York         NY           10025
    3.33   125 West 106th Street                New York             New York         NY           10025
    3.34   61-63 West 104th Street              New York             New York         NY           10025
    3.35   627 West 113th Street                New York             New York         NY           10025
    3.36   127 West 106th Street                New York             New York         NY           10025
       6   11215 Oak Leaf Drive                 Silver Spring        Montgomery       MD           20901
      15   250 Palm Valley Boulevard            San Jose             Santa Clara      CA           95123
      18   350 La Strada Drive                  San Jose             Santa Clara      CA           95123
      20   616 St. Paul Avenue                  Los Angeles          Los Angeles      CA           90017
      21   165 Blossom Hill Road                San Jose             Santa Clara      CA           95123
      23   1865 Burnett Street                  Brooklyn             Kings            NY           11229
      29   1105 Island Park Boulevard           Shreveport           Caddo            LA           71105
      30   704 South Chambers Road              Aurora               Arapahoe         CO           80017
      36   200 South Linden Avenue              Rialto               San Bernardino   CA           92376
      37   2850 East Bonanza Road               Las Vegas            Clark            NV           89101
      39   4122 Meadow Parkway                  Hermantown           St. Louis        MN           55811
      43   Various                              Various              Polk             IA        Various
    43.1   5413 Aurora Avenue                   Des Moines           Polk             IA           50310
    43.2   5528 Meredith Drive                  Des Moines           Polk             IA           50310
    43.3   3901 Woodland Avenue                 West Des Moines      Polk             IA           50266
      46   670 Louis Henna Boulevard            Round Rock           Williamson       TX           78664
      47   2495 Meadow Ridge Lane               Montgomery           Montgomery       AL           36117
      53   11900 City Park Central Lane         Houston              Harris           TX           77047
      55   500 Rolling Hills Place              Lancaster            Dallas           TX           75146
      57   6500 Walden Run Circle               Huntsville           Madison          AL           35806
      58   4080 Pedely Road                     Riverside            Riverside        CA           92509
      60   5680 Santa Teresa Boulevard          San Jose             Santa Clara      CA           95123
Rollup     Various                              Various              Cumberland       NC        Various
      62   157 Treetop Drive                    Fayetteville         Cumberland       NC           28311
      63   1000 Riverbank Drive                 Spring Lake          Cumberland       NC           28390
      64   2738 Roosevelt Boulevard             Clearwater           Pinellas         FL           33760
      66   3300 River Park Drive                Fort Worth           Tarrant          TX           76116
      70   2000 London Town Lane                Montgomery           Montgomery       AL           36117
      71   1530 Wimbledon Drive                 Greenville           Pitt             NC           27858
      72   250 North Linden Avenue              Rialto               San Bernardino   CA           92376
      73   7717 Church Avenue                   Highland             San Bernardino   CA           92346
      74   5980 Marine Parkway                  Mentor-on-the-Lake   Lake             OH           44060
      80   1111 High Road                       Tallahassee          Leon             FL           32304
      81   703 Fresh Pond Avenue                Calverton            Suffolk          NY           11933
      82   Various                              Various              Various          Various   Various
    82.1   11150 North Telegraph Road           Carleton             Monroe           MI           48117
    82.2   1830 State Route 725                 Spring Valley        Greene           OH           45370
    82.3   50 Voyager Boulevard                 Dayton               Montgomery       OH           45427
      91   4023 Fontana Drive                   Oklahoma City        Oklahoma         OK           73116
      95   200 Middlesex Road                   Matawan              Monmouth         NJ           07747
      99   55 Pacifica Avenue                   Bay Point            Contra Costa     CA           94565
     105   Various                              Various              Various          OH        Various
   105.1   2170 South Berkey Sourthern Road     Swanton              Lucas            OH           43558
   105.2   10487 Country Road 4                 Swanton              Fulton           OH           43558
   105.3   7924 West Central Avenue             Toledo               Lucas            OH           43617
   105.4   17468 Wapakoneta Road                Grand Rapids         Wood             OH           43522
     110   400 South DuPont Highway             New Castle           New Castle       DE           19720
     118   8300 Kern Canyon Road                Bakersfield          Kern             CA           93306
     120   1404-1410 Northwest Richmond Beach   Shoreline            King             WA           98177
     122   2312 South Goldenrod Road            Orlando              Orange           FL           32822
     123   1825 Marywood Road                   Melbourne            Brevard          FL           32934
     127   21401 Northeast Sandy Boulevard      Fairview             Multnomah        OR           97024
     129   8111 195th Street East               Spanaway             Pierce           WA           98387
     130   2160 North Thompson Lane             Murfreesboro         Rutherford       TN           37129
     136   3035 66th Avenue North               Saint Petersburg     Pinellas         FL           33702
     137   2034 Parkshore Drive                 Fayetteville         Washington       AR           72703
     138   7111 Vedder Drive                    Indianapolis         Marion           IN           46241
     144   Various                              Various              Various          IN        Various
   144.1   8000 Berkshire Point                 New Salisbury        Harrison         IN           47161
   144.2   1303 West York Road                  Austin               Scott            IN           47102
   144.3   1200 Birchtree Lane                  Scottsburg           Scott            IN           47170
     146   2900 North 22nd Street               Rogers               Benton           AR           72756
     151   1517 Merced Avenue                   El Monte             Los Angeles      CA           91733
     157   1310 Nottingham Way                  Hamilton             Mercer           NJ           08609
     163   5355 River Road North                Keizer               Marion           OR           97303
     166   Various                              Various              Various          OH        Various
   166.1   26250 Cummings Road                  Millbury             Wood             OH           43447
   166.2   3850 DeLong Road                     Lima                 Allen            OH           45806
     167   3001 Northup Avenue                  South Bloomfield     Pickaway         OH           43103
     176   15401 122nd Avenue Court East        Puyallup             Pierce           WA           98374
     179   13308 Starlite Drive                 Brook Park           Cuyahoga         OH           44142
     180   1060 East 450 North                  Provo                Utah             UT           84606
     182   4950 West Farm Road 156              Brookline Station    Greene           MO           65619
     194   601 West Easy Street                 Rogers               Benton           AR           72756
     198   1011 North 34th Avenue               Yakima               Yakima           WA           98902
     199   2797 Coy Kaylor Drive                Fayetteville         Washington       AR           72703
     200   1300 3rd Avenue                      Mosier               Wasco            OR           97040

           Net               Loan per Net
           Rentable          Rentable           Occupancy    Occupancy    Elevator(s)
Loan No.   Units/Pads/Beds   Unit/Pad/Bed ($)   Rate         As-of Date   (Yes/No)
--------   ---------------   ----------------   ---------    ----------   -----------
       3             1,083            188,366        96.9%   1/1/2007     Various
     3.1                66            187,879        93.9%   1/1/2007     Yes
     3.2                61            177,049        98.4%   1/1/2007     Yes
     3.3                55            184,727       100.0%   1/1/2007     Yes
     3.4                50            198,400        94.0%   1/1/2007     Yes
     3.5                40            226,000        97.6%   1/1/2007     Yes
     3.6                43            202,791        95.3%   1/1/2007     Yes
     3.7                54            157,037        98.1%   1/1/2007     Yes
     3.8                54            152,593        98.2%   1/1/2007     Yes
     3.9                57            144,561        94.7%   1/1/2007     No
    3.10                49            166,531        98.0%   1/1/2007     Yes
    3.11                39            186,667        97.4%   1/1/2007     Yes
    3.12                31            227,097       100.0%   1/1/2007     Yes
    3.13                41            163,902        97.6%   1/1/2007     Yes
    3.14                28            228,571        82.1%   1/1/2007     Yes
    3.15                24            256,667        95.8%   1/1/2007     No
    3.16                19            315,789       100.0%   1/1/2007     No
    3.17                24            233,333       100.0%   1/1/2007     No
    3.18                24            233,333        95.8%   1/1/2007     No
    3.19                24            223,333       100.0%   1/1/2007     Yes
    3.20                33            157,576        97.0%   1/1/2007     Yes
    3.21                24            183,333       100.0%   1/1/2007     Yes
    3.22                20            216,000       100.0%   1/1/2007     No
    3.23                19            223,158       100.0%   1/1/2007     No
    3.24                25            156,800        88.0%   1/1/2007     Yes
    3.25                20            184,000       100.0%   1/1/2007     No
    3.26                20            172,000       100.0%   1/1/2007     No
    3.27                15            218,667       100.0%   1/1/2007     No
    3.28                20            160,000        90.0%   1/1/2007     No
    3.29                19            151,579       100.0%   1/1/2007     No
    3.30                15            186,667       100.0%   1/1/2007     No
    3.31                20            136,000        90.0%   1/1/2007     No
    3.32                10            224,000       100.0%   1/1/2007     No
    3.33                10            224,000       100.0%   1/1/2007     No
    3.34                10            184,000       100.0%   1/1/2007     No
    3.35                10            176,000       100.0%   1/1/2007     No
    3.36                10            152,000       100.0%   1/1/2007     No
       6             1,119            134,048        76.0%   1/31/2007    Yes
      15               274            208,102        90.9%   1/3/2007     No
      18               226            239,248        94.2%   1/3/2007     No
      20               225            179,556        92.9%   2/28/2007    Yes
      21               541             71,165       100.0%   2/23/2007
      23               144            215,278        96.5%   2/14/2007    No
      29               314             78,025        93.3%   3/8/2007     No
      30               472             49,258        93.6%   1/15/2007    No
      36               347             61,671        91.4%   11/15/2006   No
      37               344             59,012        90.1%   3/16/2007    No
      39               166            118,976        97.0%   3/7/2007     No
      43               574             29,268        85.9%   1/1/2007     No
    43.1               334             23,162        84.1%   1/1/2007     No
    43.2               168             38,000        85.7%   1/1/2007     No
    43.3                72             37,222        94.4%   1/1/2007     No
      46               256             64,453        93.8%   3/1/2007     No
      47               288             56,944        97.6%   11/30/2006   No
      53               270             56,917        91.9%   2/14/2007    No
      55               384             38,333        94.0%   12/6/2006    No
      57               244             59,242        93.4%   1/3/2007     No
      58               240             59,167       100.0%   9/30/2006
      60               147             95,442       100.0%   2/23/2007
Rollup                 352             39,432        82.9%   Various      No
      62               248             39,432        77.8%   12/14/2006   No
      63               104             39,432        95.2%   1/3/2007     No
      64               224             60,268        98.7%   2/1/2007     No
      66               280             45,357        93.9%   11/16/2006   No
      70               224             53,571        95.1%   11/30/2006   No
      71               184             65,217        94.0%   12/31/2006   No
      72               327             36,239        98.2%   9/30/2006
      73               215             54,698       100.0%   9/30/2006
      74               280             40,000        81.4%   12/26/2006   No
      80               136             76,838        94.4%   11/15/2006   No
      81               326             31,902        97.4%   2/1/2007
      82               644             15,994        79.2%   10/4/2006
    82.1               332             18,072        71.7%   10/4/2006
    82.2               163             13,497        86.5%   10/4/2006
    82.3               149             14,094        87.9%   10/4/2006
      91               113             83,186       100.0%   8/31/2006    No
      95               100             90,000        99.0%   12/22/2006   No
      99               170             50,441       100.0%   1/31/2007
     105               541             14,115        88.9%   10/31/2006
   105.1               247             15,535        88.7%   10/31/2006
   105.2               136             12,465        83.8%   10/31/2006
   105.3                92             15,369        92.4%   10/31/2006
   105.4                66             10,449        95.5%   10/31/2006
     110               129             56,589        93.8%   11/30/2006   No
     118               163             39,264        95.1%   11/1/2006
     120               115             54,806        95.7%   11/30/2006   Yes
     122               135             46,296        96.0%   9/12/2006
     123               144             42,708        91.7%   8/31/2006
     127               407             14,346        70.0%   11/30/2006
     129               126             44,444        97.6%   1/4/2007
     130               106             52,264        91.5%   12/12/2006   No
     136               130             40,385        97.8%   9/26/2006
     137               324             16,092        98.8%   11/30/2006   No
     138                96             54,006        91.7%   12/1/2006    No
     144               350             13,872        69.1%   11/28/2006
   144.1               115             16,398        91.3%   11/28/2006
   144.2               120             12,825        49.2%   11/28/2006
   144.3               115             12,440        67.8%   11/28/2006
     146               240             19,288        98.8%   11/1/2006    No
     151                79             58,025       100.0%   9/30/2006
     157               154             27,922        94.2%   10/24/2006   No
     163               122             34,313        95.1%   8/31/2006
     166               349             11,748        81.9%   8/30/2006
   166.1               145             14,328        86.2%   8/30/2006
   166.2               204              9,914        78.9%   8/30/2006
     167               216             18,981        92.1%   9/30/2006
     176                75             48,333       100.0%   1/4/2007
     179               136             25,588        96.3%   12/16/2006   No
     180                47             71,915        93.6%   1/22/2007    No
     182               167             18,563        80.8%   8/31/2006
     194               216             10,603        97.7%   10/31/2006   No
     198                66             30,909        97.0%   9/1/2006
     199               132             13,658        98.5%   10/31/2006   No
     200                76             23,026        96.1%   10/1/2006

                                                      Studio                                      1 Bedroom
           Utilities                     #            Avg Rent per   Max             #            Avg Rent per
Loan No.   Paid by Tenant                Units (15)   mo. ($) (15)   Rent ($) (15)   Units (15)   mo. ($) (15)
--------   ---------------------------   ----------   ------------   -------------   ----------   ------------
       3   Various
     3.1   Electric, Gas                                                                      1            169
     3.2   Electric                               1          1,699           1,699           38          1,311
     3.3   Electric, Gas                          2            961           1,100           13            596
     3.4   Electric, Gas                                                                      9            904
     3.5   Electric, Gas
     3.6   Electric                               4            829             975            4          1,103
     3.7   Electric                                                                          11            884
     3.8   Electric                                                                          14            852
     3.9   Electric                               1            787             787           27            893
    3.10   Electric                               1          1,750           1,750           20            955
    3.11   Electric, Gas                          7            980           1,079            6            841
    3.12   Electric, Gas                                                                      1            339
    3.13   Electric                                                                           5            653
    3.14   Electric, Gas                                                                      3            749
    3.15   Electric, Gas
    3.16   Electric, Gas
    3.17   Electric, Gas
    3.18   Electric, Gas
    3.19   Electric, Gas
    3.20   Electric                                                                           1
    3.21   Electric, Gas                                                                      1            783
    3.22   Electric, Gas                                                                     10          1,149
    3.23   Electric, Gas
    3.24   Electric, Gas
    3.25   Electric, Gas                                                                     20          1,016
    3.26   Electric                               1            517             517
    3.27   Electric, Gas
    3.28   Electric, Gas                          1          1,399           1,399            3            236
    3.29   Electric                               1          1,747           1,747
    3.30   Electric                                                                          13          1,008
    3.31   Electric, Gas                          5            493             965           15            645
    3.32   Electric, Gas
    3.33   Electric, Gas
    3.34   Electric, Gas                                                                      5          1,268
    3.35   Electric, Gas                                                                      9          1,073
    3.36   Electric, Gas                          1          1,675           1,675
       6   Electric, Sewer, Water               213          1,380           1,410          282          1,734
      15   Electric, Sewer, Water                                                            89          1,400
      18   Electric, Sewer, Water                                                            49          1,471
      20   Electric, Gas                         25          1,578           1,578          135          1,772
      21   Electric, Sewer, Water
      23   Electric, Gas                                                                     96          1,381
      29   Electric, Water                                                                   83            799
      30   Electric, Gas, Sewer, Water                                                      194            553
      36   Electric                                                                          62            686
      37   Electric, Sewer, Water                                                           100            610
      39   Electric, Gas, Sewer, Water
      43   Electric
    43.1   Electric                                                                          12            530
    43.2   Electric                                                                          91            580
    43.3   Electric                                                                           7            625
      46   Electric                                                                         124            730
      47   Electric                                                                         112            595
      53   Water                                                                            156            802
      55   Electric, Sewer, Water                                                           168            548
      57   Electric                                                                          96            730
      58   Electric, Gas, Sewer, Water
      60   Electric, Gas, Sewer, Water
Rollup     Electric, Sewer, Water
      62   Electric, Sewer, Water                                                            48            546
      63   Electric, Sewer, Water                                                            17            582
      64   Electric, Gas, Sewer, Water                                                      112            651
      66   Electric, Sewer, Water                                                           164            569
      70   Electric                                                                          92            570
      71   Electric                                                                          96            618
      72   Electric, Gas, Sewer, Water
      73   Electric, Gas, Sewer, Water
      74   Electric, Gas                                                                    140            599
      80   Electric, Sewer, Water
      81   Electric, Gas
      82   Electric, Gas, Sewer, Water
    82.1   Electric, Gas, Sewer, Water
    82.2   Electric, Gas, Sewer, Water
    82.3   Electric, Gas, Sewer, Water
      91   Electric, Water
      95   Electric                                                                          69            991
      99   Electric, Gas, Sewer, Water
     105   Electric, Gas
   105.1   Electric, Gas
   105.2   Electric, Gas
   105.3   Electric, Gas
   105.4   Electric, Gas
     110   Electric                                                                          63            648
     118   Electric, Gas, Sewer, Water
     120   Electric                                                                          34            718
     122   Electric, Gas, Sewer, Water
     123   Electric, Gas, Sewer, Water
     127   Electric
     129   Electric, Sewer, Water
     130   Electric                                                                          36            578
     136   Electric, Gas, Sewer, Water
     137   Electric, Gas, Sewer, Water                                                      108            434
     138   Electric                                                                          16            616
     144   Electric, Gas, Sewer, Water
   144.1   Electric, Gas, Sewer, Water
   144.2   Electric, Gas, Sewer, Water
   144.3   Electric, Gas, Sewer, Water
     146   Electric, Gas, Sewer, Water                                                       80            425
     151   Electric, Sewer, Water
     157   Electric, Gas                                                                     89            639
     163   Electric, Gas, Sewer, Water
     166   Various
   166.1   Electric, Gas, Sewer, Water
   166.2   Electric, Gas
     167   Electric, Gas, Sewer, Water
     176   Electric, Water
     179   Electric                                                                          89            456
     180   Electric                                                                           1            480
     182   Electric, Gas
     194   Electric, Water                                                                   72            393
     198   Electric
     199   Electric, Gas, Sewer, Water                                                       44            443
     200   Electric

                                        2 Bedroom                                   3 Bedroom
           Max             #            Avg Rent per   Max             #            Avg Rent per   Max
Loan No.   Rent ($) (15)   Units (15)   mo. ($) (15)   Rent ($) (15)   Units (15)   mo. ($) (15)   Rent ($) (15)
--------   -------------   ----------   ------------   -------------   ----------   ------------   -------------
       3
     3.1             169           43            997           2,084           13          1,074           2,764
     3.2           2,479           17          1,236           2,479            5            709             877
     3.3             736            9            776           2,100           21            704           1,094
     3.4           1,310           35          1,162           2,085            6          1,149           1,813
     3.5                           18          1,186           2,321           17            949           2,672
     3.6           1,276           23          1,007           2,200           11            874           1,372
     3.7           1,180           40            951           1,800            1          1,380           1,380
     3.8           1,175           37            815           1,600            3          1,348           1,350
     3.9           1,207           11            796           1,182           17            711           1,688
    3.10           1,399           27          1,226           1,759            1          2,200           2,200
    3.11           1,150           13            687           1,387            6            794           1,699
    3.12             339           13          1,540           2,877           12            787           2,620
    3.13           1,150           16            731           1,550           14            873           1,900
    3.14                            1          1,650           1,650           16          1,057           1,695
    3.15                           10          1,021           1,600           14          1,469           2,400
    3.16
    3.17                            5            969           1,500           13            781           2,304
    3.18                            2          1,622           1,852           10          1,027           2,000
    3.19                           12          1,057           1,885            9          1,111           2,399
    3.20                           32            727           1,800
    3.21             783           18            999           1,932            4            899           1,512
    3.22           1,668           10          1,155           1,620
    3.23                            9          1,160           1,816           10          1,569           2,079
    3.24                                                                       16            538           1,600
    3.25           1,451
    3.26                            5          1,263           1,663            6            578           1,201
    3.27                            9            967           1,564            3            556             913
    3.28             236            8          1,019           1,989            8          1,486           1,989
    3.29                            9          1,315           1,989            9            821           1,989
    3.30           1,299            2          1,135           1,137
    3.31           1,200
    3.32                           10          1,402           1,899
    3.33                           10          1,319           2,157
    3.34           1,707            5          1,330           1,800
    3.35           1,800                                                        1          2,638           2,638
    3.36                            8          1,277           1,688
       6           1,810          396          2,041           2,045          228          2,320           2,365
      15           1,450          152          1,692           1,860           33          2,065           2,095
      18           1,575          153          1,834           1,990           24          2,277           2,339
      20                                                       1,772           65          2,340           2,340
      21
      23           1,826           48          1,766           2,748
      29             807          153            925             940           78          1,106           1,106
      30             644          278            670             811
      36             890          284            953           1,115            1          1,000           1,000
      37             610          220            735             735           24            875             875
      39                          110            905             939           56          1,216           1,355
      43
    43.1             545          322            585           1,290
    43.2             750           77            730             750
    43.3             625           65            735             750
      46             795          106            940           1,046           26          1,263           1,275
      47             635          152            681             779           24            825             909
      53                                                         845          114          1,084           1,110
      55             590          200            676             749           16            920             920
      57             820          120            837             861           28            966             990
      58
      60
Rollup
      62             630          180            657             732           20            765             849
      63             625           71            682             712           16            752             825
      64             700           72            825             890           40          1,009           1,009
      66             791          116            745           1,119
      70             655          100            648             735           32            757             790
      71             625           88            766             795
      72
      73
      74             599          140            699             699
      80                           64            726             770           72            960           1,070
      81
      82
    82.1
    82.2
    82.3
      91                           80            904             953           33            972           1,007
      95                                                       1,015           31          1,141           1,215
      99
     105
   105.1
   105.2
   105.3
   105.4
     110             725           65            788             825            1            899             899
     118
     120             775           75            837             900            6          1,080           1,200
     122
     123
     127
     129
     130             635           58            704             794           12            945           1,035
     136
     137             450          216            513             525
     138             630           48            695             720           32            787             850
     144
   144.1
   144.2
   144.3
     146             430          160            505             520
     151
     157             790           65            744             770
     163
     166
   166.1
   166.2
     167
     176
     179             475           47            559             580
     180             480           36          1,051           1,080           10          1,440           1,440
     182
     194             420          144            403             430
     198
     199             455           88            543             555
     200

                        4 Bedroom
           #            Avg Rent per   Max
Loan No.   Units (15)   mo. ($) (15)   Rent ($) (15)
--------   ----------   ------------   -------------
       3
     3.1            9            675           1,274
     3.2
     3.3           10            697             961
     3.4
     3.5            5          2,417           3,200
     3.6
     3.7
     3.8
     3.9
    3.10
    3.11            7            535             635
    3.12            5          1,267           1,861
    3.13            5            735           1,257
    3.14            8            819           1,349
    3.15
    3.16           19          1,439           2,450
    3.17            6          1,527           3,000
    3.18           11          1,189           2,600
    3.19            3          1,100           1,242
    3.20
    3.21            1          1,072           1,072
    3.22
    3.23
    3.24            8            759           1,649
    3.25
    3.26            8            585           1,203
    3.27            3            976           1,516
    3.28
    3.29
    3.30
    3.31
    3.32
    3.33
    3.34
    3.35
    3.36
       6
      15
      18
      20
      21
      23
      29
      30
      36
      37
      39
      43
    43.1
    43.2
    43.3
      46
      47
      53
      55
      57
      58
      60
Rollup
      62
      63
      64
      66
      70
      71
      72
      73
      74
      80
      81
      82
    82.1
    82.2
    82.3
      91
      95
      99
     105
   105.1
   105.2
   105.3
   105.4
     110
     118
     120
     122
     123
     127
     129
     130
     136
     137
     138
     144
   144.1
   144.2
   144.3
     146
     151
     157
     163
     166
   166.1
   166.2
     167
     176
     179
     180
     182
     194
     198
     199
     200

FOOTNOTES TO ANNEX A-1 AND A-2

1 The Manhattan Apartment Portfolio consists of the following Borrower entities: 10-16 Manhattan Avenue LLC; 5 West 101st Street LLC; 61-63 West 104th Street LLC; 106 W. 105th Street LLC; 109 West 105th Street LLC; 120
      W. 105th Street LLC; 21 W. 106th Street LLC; 123 West 106th Street LLC; 125 West 106th Street LLC; 127 West 106th Street LLC; 165-171 Manhattan Avenue LLC; 15 West 107th Street LLC; 63 W. 107th Street LLC; 65 W. 107th Street LLC; 67 W. 107th Street LLC; 3-5 W. 108th Street LLC; 4-6 West 108th Street LLC; 7-9 W. 108th Street LLC; 8-10 West 108th Street LLC; 203
      W. 108th Street LLC; 216 W. 108th Street LLC; 627 W. 113th Street LLC; 302
      W. 114 Street LLC; 312 W. 114th Street LLC; 350 Manhattan Avenue NY LLC; 634 W. 135th Street LLC; 605 W. 156th Street LLC; 625 W. 156th Street LLC; 635 Riverside Drive NY LLC; 894 Riverside NY Associates LLC; 400-408 West 128th Street LLC; 25-29 St. Nicholas Terrace LLC; 35 St. Nicholas Terrace LLC; 520 W. 139th Street LLC; 287 Edgecombe Avenue LLC; 291 Edgecombe Avenue LLC

2 GECC - General Electric Capital Corporation, GACC - German American Capital Corporation, Bank of America - Bank of America, N.A., Barclays - Barclays Capital Real Estate Inc.

3     With respect to Loan Nos. 1, 4, 8, 9, 6, 11, 24, 41, 111 and 114, the
      Cut-off Date Balance represents a pari passu note in a split loan structure or the senior note in a senior/subordinate loan structure.

4 Annual Debt Service and Monthly Debt Service for loans with partial interest-only periods are shown after the expiration of the interest-only period, excluding Loan No. 10 and Loan No. 165. Annual Debt Service and Monthly Debt Service for loans which pay interest only for the entirety of their respective loan terms or do not have a fixed monthly principal and interest payment are calculated using the average monthly payment for the first 12 payment periods after the Cut-off Date on such mortgage loans. With respect to Loan No. 10 and Loan No. 165, the DSCR's are based on fixed payment schedules included in Annex A-5 and Annex A-6, respectively, to this prospectus supplement.

5 Hard means each tenant transfers its rent directly to the Lockbox account; "Soft" means each tenant transfers its rent to the related borrower or property manager who then is required to transfer the funds into the Lockbox account; "Springing Hard" means that a Lockbox is not in use at closing, but upon occurrence of a trigger event, as defined in the related loan documents, each tenant will be required to transfer its rent directly to the Lockbox account.

6 With respect to Loan Nos. 1, 3, 8, 6, 22, and 27 the DSCR is based on projected underwritten net cash flow.

7     With respect to Loan Nos. 1, 3, 8, 6, 17, 22, 27, 37, 38, 39, 48, 62, 63,
      68, 106, 111, 123, 135, 136, 139 and 163 the DSCR and/or LTV ratio was calculated taking into account a holdback amount, letter of credit and/or sponsor guarantee or was calculated based on assumptions regarding the future financial performance of the related mortgaged property on a stabilized basis. For information regarding adjustments to the calculations see "Description of the Mortgage Pool-Certain Terms and Conditions of the Mortgage Loans-Performance Escrows; Adjustments to DSCR and/or LTV Ratio."

8 With respect to Loan No. 7, the DSCR calculation is based on net cash flow, which includes income from monthly payments under a rent enhancement lease.

9 For those mortgage loans indicating an Appraisal As-of Date beyond the Cut-off Date, the Appraisal Value and the corresponding Appraisal As-of Date are based on stabilization.

10 Net Rentable Area Sq. Ft./Units/Keys includes square footage for ground lease tenants.

11 With respect to Loan No. 190, the number of units reflect only the multifamily units and do not include the two retail units at the mortgaged property.

12 For purposes of the information presented, a Mortgaged Property is, in some cases, considered "occupied" by a tenant if such tenant has executed a lease to occupy such Mortgaged Property even though the applicable tenant has not taken physical occupancy.

13 With respect to Loan No. 54, the occupancy is based on multifamily units. The property also contains 94,554 square feet of office and retail space, which was 93.9% occupied as of 1/9/2007.

14 With respect to Loan Nos. 4 and 9, the names entered are the actual Sponsors, as defined in their respective Loan Agreements, because there are no Borrower Principals for the related Mortgage Loans.

15 With respect to Loan No. 3, the number of units, average rent per month, and max rent are based on information contained in the appraisal provided by The Lietner Group. The rents shown in Annex B- Structural and Collateral Information-Manhattan Apartment Portfolio under "Specific Property Breakout" are based on the borrower provided rent roll.

                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" with respect to any Mortgage Loan or Serviced Whole Loan, consist of the following documents collectively (which in the case of a Serviced Whole Loan, except for the Mortgage Note referred to in clause (i) below, relate to the entire Serviced Whole Loan):

            (i) (A) the original Mortgage Note, or a lost note affidavit with a customary indemnification provision with a copy of the Mortgage Note bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Mortgage Loan to the Mortgage Loan Seller (or the most recent endorsee), and further endorsed (at the direction of the Depositor given pursuant to the applicable Mortgage Loan Purchase Agreement), on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, without recourse, representation or warranty, express or implied" and (B) in the case of each Serviced Companion Loan, a copy of the executed Mortgage Note for such Serviced Pari Passu Loan or Serviced Companion Loan; provided, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (ii) an original or copy of the Mortgage and originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller (or the most recent assignee of record), in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Mortgage has been recorded in the name of MERS or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Assignment of Leases on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignments of assignment of leases maintained by MERS;

            (vi) an original or copy of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan or Serviced Whole Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon (if recording is necessary to protect the rights of the secured party); provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (vii) an original assignment of any related Security Agreement and/or loan agreement (if such item is a document separate from the Mortgage), in recordable form (if recording is necessary to protect the rights of the secured party), executed by the Mortgage Loan Seller (or the most recent assignee of record) in blank or to "Wells Fargo Bank, N.A., as Trustee for the registered holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1"; provided, if the related Security Agreement has been recorded in the name of MERS or its designee, no assignment of Security Agreement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of Security Agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (viii) originals (with respect to the Mortgage Note) or copies of all consolidation, assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been consolidated or modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (ix) the original lender's title insurance policy or a duplicate original certified by the applicable title company or a copy thereof in connection with the Mortgage Loan or Serviced Whole Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's interest in the Mortgaged Property, or if the policy has not yet been issued, an original or copy of a marked-up written commitment, interim binder or the pro forma title insurance policy marked as binding and countersigned by the issuer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter;

            (x) the original or to the extent the applicable Servicer has the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan or Serviced Whole Loan and any intervening assignments;

            (xi) all UCC Financing Statements (other than UCC-3 assignments to the Trustee) and continuation statements or copies thereof, as filed, or in form that is complete and suitable for filing or recording, as appropriate, or other evidence of filing acceptable to the Trustee sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property, and to transfer such security interest to the Trustee, or alternatively, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS; provided, further, that with respect to the Premier Self Storage - Toa Baja Mortgage Loan, to create the security interest, the closing counsel for such Mortgage Loan will notarize and retain copies of the constitution of mortgage, the security agreement, the mortgage pledge and the Mortgage Note;

            (xii) all UCC Financing Statements (including financing statements in lieu of continuation statements and UCC-3 financing statements) in favor of the Trustee in form that is complete and suitable for filing or recording, as appropriate, acceptable to the Trustee sufficient to assign the security interest held by the originator of the Mortgage Loan or Serviced Whole Loan or its assignee, or alternatively if the UCC Financing Statements in favor of the Trustee have been filed or recorded, a UCC acknowledgement form, UCC search from a reputable search firm, printout from UCC 11, or printouts from on-line confirmations;

            (xiii) the original power of attorney or a copy thereof (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

            (xiv) with respect to the Mortgage Loans with Additional Debt listed on Schedule 2 to the Pooling and Servicing Agreement, an original or copy of the subordination agreement (if any), pursuant to which such Additional Debt will be fully subordinated to such Mortgage Loan and copies of the Additional Debt documents, if available;

            (xv) with respect to any Mortgaged Property, the original Environmental Insurance Policy, if applicable, or a duplicate original or a copy thereof;

            (xvi) with respect to any Mortgage Loan or Serviced Whole Loan secured by a ground lease, an original or copy of the related ground lease and an original or a copy of the related ground lease estoppel;

            (xvii) reserved;

            (xviii) an original or copy of any escrow agreement and/or lock box agreement or cash management agreement;

            (xix) the original (or copy, if the original is held by the applicable Servicer pursuant to Section 2.01(b)) of any letter of credit for the benefit of the lender securing such Mortgage Loan, if any;

            (xx) in the case of any Whole Loan, a copy of the related Co-Lender Agreement;

            (xxi) with respect to the Non-Serviced Mortgage Loans, a copy of the related Non-Serviced Mortgage Loan Pooling Agreement;

            (xxii) Reserved;

            (xxiii) an original or copy of the environmental indemnity from the related Mortgagor;

            (xxiv) an original of the related guaranty of payment under such Mortgage Loan, if any; and

            (xxv) with respect to hospitality properties, a signed copy of the franchise agreement (if any), franchisor comfort letter (if any) and transfer documents for such comfort letter;

provided, however, that whenever the term "Mortgage File" is used to refer to documents held by the Trustee, or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually received by the Trustee or a Custodian appointed thereby; provided, further, however, that on the Closing Date, with respect to item (iii), the related Mortgage Loan Seller has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has retained the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee.

            Notwithstanding the foregoing, with respect to the Skyline Portfolio Mortgage Loan, the Pacific Shores Mortgage Loan, the Four Seasons Mortgage Loan, the Mall of America Mortgage Loan and the Americold Portfolio Mortgage Loan, the "Mortgage File" will consist of the original note (or lost note affidavit, if applicable) and endorsement and assignments specified in clause (i) above, and a copy of each additional document in the Mortgage File held by the BACM 2007-1 Trustee (with respect to the Skyline Portfolio Mortgage Loan and the Pacific Shores Mortgage Loan), the CD 2007-CD4 Trustee (with respect to the Four Seasons Mortgage Loan), the COMM 2006-C8 Trustee (with respect to the Mall of America Mortgage Loan and the JPMCC 2007-CIBC18 Trustee (with respect to the Americold Portfolio Mortgage Loan). However, if the custodian on any of the aforementioned transactions is the Custodian in this transaction, copies do not need to be made of the Mortgage Files for that particular transaction.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

                  (i) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (ii) Legal Compliance. As of the date of its origination, such
            Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Company, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (other than the rights to servicing and related compensation as reflected in the Agreement to Appointment of Servicer). The Mortgage Loan Seller has validly and effectively conveyed to the Company all legal and beneficial interest in and to such Mortgage Loan.

                  (iv) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; and with respect to any mortgagee requirements for construction or maintenance of on or off site improvements for which an escrow has been established, any disbursement of such escrowed funds have satisfied the requirements of the related Mortgage Loan documents.

                  (v) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vi) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights including, without limitation, the right to receive all payments due under the related lease, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, and subject to limits on enforceability described in Paragraph (v).

                  (vii) Offsets or Defenses. As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums.

                  (viii) Assignments of Mortgage and Assignment of Leases. Each related assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller, except as such enforcement may be limited by bankruptcy, insolvency, receivership, redemption, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage, Mortgage Note and Assignment of Leases is freely assignable upon notice to the Mortgagor and such notice has been provided.

                  (ix) Mortgage Lien; Title Exceptions. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property or Ground Lease, as applicable, including all buildings and improvements thereon, subject only to the exceptions set forth in Paragraph (v) and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in the mortgage policy of title insurance issued with respect to the Mortgage Loan or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

                  (x) UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property described therein owned by a Mortgagor and located on each Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable lien and security interest on such items of personalty except as enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). In the case of a Mortgaged Property operated as a hotel, (a) such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on the like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, (b) the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns, and (c) the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  (xi) Taxes and Assessments. All real estate taxes and
            governmental assessments, fees, environmental charges or water or sewer bills that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid as of the Cut-off Date, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties may first be payable thereon.

                  (xii) Property Condition; Condemnation Proceedings. To the
            Mortgage Loan Seller's knowledge, after conducting due diligence consistent with the practice of institutional lenders generally for properties of the same type as the related Mortgaged Property, each related Mortgaged Property as of origination, and to Mortgage Loan Seller's actual knowledge as of the Cut-Off Date, was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value, use or operation of such Mortgaged Property as security for the Mortgage Loan; and to the Mortgage Loan Seller's knowledge, there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                  (xiii) Title Insurance. The Mortgage Loan Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or a commitment "marked up" at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), insuring the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Title Exceptions. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. The Mortgage Loan Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. The insurer issuing such policy is either
            (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public roads or (b) against any loss due to encroachments of any material portion of the improvements thereon.

                  (xiv) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

                  (xv) Material Defaults. Other than payments due but not yet 30 days or more delinquent there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Mortgage Loan Seller of an event of acceleration under the related Mortgage or Mortgage Note, and (C) Mortgage Loan Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Mortgage Loan Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the holder of such Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Mortgage Loan Seller elsewhere in the Mortgage Loan Purchase and Sale Agreement.

                  (xvi) Payment Record. As of the Cut-Off Date, each Mortgage
            Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment.

                  (xvii) Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan and the Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                  (xviii) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (xix) Environmental. One or more Phase I environmental site assessments or updates thereof (each a "Phase I") meeting ASTM requirements were performed by an environmental consulting firm experienced in environmental matters and properly licensed, if applicable, and independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to each related Mortgaged Property within the 18 months prior to the Closing Date and the Mortgage Loan Seller, having made no independent inquiry other than to review the Phase I prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). With respect to any material and adverse environmental matters disclosed in such Phase I, then either
            (i) the same have been remediated in all material respects, (ii) sufficient funds have been escrowed for purposes of effecting such remediation, (iii) the related mortgagor or other responsible party is currently taking or required to take such actions, if any, with respect to such matters as have been recommended by the Phase I or required by the applicable governmental authority, (iv) an operations and maintenance plan has been or will be implemented, (v) environmental insurance has been obtained with respect to such matters, subject to customary limitations, or (vi) such conditions or circumstances were investigated further and, based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. Each Mortgage Loan requires the related mortgagor to comply, and cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations.

                  (xx) Customary Mortgage Provisions. Each related Mortgage
            contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

                  (xxi) Bankruptcy. As of origination, and as of the Cut-off
            Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxii) Whole Loan. Each Mortgage Loan is a whole loan,
            contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. The Mortgage Loan Seller holds no equity interest in any Mortgagor.

                  (xxiii) Transfers and Subordinate Debt. Subject to certain exceptions, which are customarily acceptable to commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of Paragraph (xxvi) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

                  (xxiv) Waivers and Modifications. The terms of the related
            Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xxv) Inspection. Each related Mortgaged Property was
            inspected by or on behalf of the related originator or an affiliate within the 18 months prior to the Closing Date.

                  (xxvi) Releases. Except as set forth below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) for Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations (or other defeasance collateral permitted under the REMIC Provisions) sufficient to pay the Mortgage Loans in accordance with their terms,
            (d) for Mortgage Loans which permit the related Mortgagor to substitute a replacement property, (e) for releases not considered material for purposes of underwriting the Mortgage Loan, or (f) for releases that are conditional upon the satisfaction of certain underwriting and legal requirements and require payment of a release price that represents adequate consideration for such Mortgaged Property. The terms of the Mortgage Loan do not provide for the release of any portion of the Mortgaged Property that would constitute a "significant modification" under Section 1001 of the Code unless the Mortgagor is required to provide a REMIC Opinion of Counsel.

                  (xxvii) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either
            (i) requires the prior written consent of, and compliance with, the conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or
            (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of defeasance collateral permitted under the REMIC Provisions in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) independent certified public accountants certify that such U.S. government securities are sufficient to make such payments, (D) the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (E) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel. A Mortgage Loan that permits defeasance provides that the related borrower is responsible for all reasonable costs incurred in connection with the defeasance of the Mortgage Loan.

                  (xxviii) Zoning. To the Mortgage Loan Seller's knowledge, as of the date of origination of such Mortgage Loan, based on due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, and, to the Mortgage Loan Seller's actual knowledge, as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value, use, operation or net operating income of the Mortgaged Property.

                  (xxix) Encroachments. To the Mortgage Loan Seller's knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties for which the use or improvements are legally non-conforming) to an extent which would have a material adverse affect on the related Mortgagor's value, use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent (unless affirmatively covered by title insurance).

                  (xxx) Single Purpose Entity. Each Mortgagor with respect to a
            Mortgage Loan with a principal balance as of the Cut-off Date in excess of 5% of the aggregate principal balance of all of the mortgage loans included in the Trust Fund is an entity whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person).

                  (xxxi) Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

                  (xxxii) Litigation Or Other Proceedings. As of the date of origination and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property that could reasonably be expected to materially and adversely affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

                  (xxxiii) Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (xxxiv) Trustee Under Deed Of Trust. As of the date of
            origination, and, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust except in connection with the sale or release of the Mortgaged Property following a default in payment of the Mortgage Loan.

                  (xxxv) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xxxvi) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Mortgage Loan to be deposited with the Mortgage Loan Seller or its agent have been so deposited, are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith.

                  (xxxvii) Licenses and Permits. To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, (a) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and in the case of a Mortgaged Property operated as a hotel, the franchise agreement, if any, is in full force and effect, and no default, or event that, with the passage of time or the giving of notice or both, would constitute a default, had occurred under such franchise agreement, and, (b) as of the Cut-Off Date, the Mortgage Loan Seller has no knowledge that the related Mortgagor, the related lessee, franchisee or operator was not in possession of such licenses, permits and authorizations.

                  (xxxviii) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and to the Mortgage Loan Seller's knowledge, the servicing practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

                  (xxxix) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that the Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor shall be liable to the lender for losses incurred due to
            (i) fraud and/or other intentional misrepresentation, (ii) the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or (iii) any breach of the environmental covenants in the related Mortgage Loan documents.

                  (xl) Separate Tax Lots. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (xli) Ground Leases. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to the Mortgage Loans listed on Exhibit F attached hereto, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the borrower's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded or submitted for recording as of the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                        (B) Such Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                        (C) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date);

                        (D) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received as of the Closing Date notice (nor is the Mortgage Loan Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (E) Such Ground Lease requires that if the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien, then such lessor must give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease that is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        (G) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Prepayment Date, 10 years);

                        (H) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (I) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment or defeasance of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                        (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                        (K) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

                  (xlii) Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (xliii) Capital Contributions. Neither the Mortgage Loan
            Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

                  (xliv) No Mechanics' Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a Title Insurance Policy.

                  (xlv) Appointment of Receiver. If the Mortgaged Property is
            subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  SCHEDULE C-1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement for Barclays Capital Real Estate Inc.

   Annex A-1
     ID #       Mortgage Loan                    Exception


Exceptions to Representation (ix):               Mortgage Lien; Title Exceptions.

       1        666 Fifth Avenue                 The Mortgaged Property is security for the Mortgage
                                                 Loan and six (6) related pari passu loans.

      16        National Envelope                The single tenant at the Mortgaged Property has a right
                                                 of first refusal to purchase any property for which a
                                                 third party offer was received at a purchase price
                                                 equal to the greater of fair market and the value of
                                                 the property as adjusted based on current rent payments.

      43        Westchester Portfolio            The ground lease provides that the ground lessor, at
                                                 its option, may require the sponsor to purchase the fee
                                                 interest in the Washington Manor property, which if not
                                                 exercised, will result in an event of default under the
                                                 ground lease. However, at origination, the mortgagor
                                                 delivered to the lender a letter of credit in the
                                                 amount of $251,000, which will be available if
                                                 necessary, to purchase the fee interest in this
                                                 property.

      86        Barloworld Distribution          The single tenant at the Mortgaged Property has a right
                                                 of first refusal to purchase the property should the
                                                 mortgagor refuse to consent to the exercise of tenant's
                                                 right to request expansion of its space.

      174       14405 Lakeside Circle            The single tenant at the Mortgaged Property has the
                                                 right, exercisable upon 12 months' notice, to purchase
                                                 the Mortgaged Property at the expiration of its lease
                                                 term on February 5, 2016 at a purchase price equal to
                                                 the greater of $3,987,000 or the fair market value of
                                                 the Mortgaged Property, whichever is greater.

Exceptions to Representation (xi):               Taxes.

      78        Fountain Plaza Medical Office    As of origination, the applicable governmental
                                                 authorities failed to assess and levy tax on the
                                                 improvements located on the Mortgaged Property for the
                                                 tax years 2003-2006. An escrow was established for such
                                                 potential tax liabilities at origination.

Exceptions to Representation (xiv):              Insurance.

    Various     Various                          Certain of the loan documents may limit terrorism
                                                 insurance coverage to the extent such coverage is
                                                 available for similarly situated properties and/or on
                                                 commercially reasonable terms.

       1        666 Fifth Avenue                 The borrower is only required to obtain terrorism
                                                 insurance up to the amount that can be purchased for a
                                                 premium not in excess of $7,500,000, as adjusted
                                                 annually in accordance with the consumer price index.

  33, 34, 86,   Springhill Suites--Burr Ridge,   With respect to each of these Mortgage Loans, the
   165, 181     Springhill Suites--Elmhurst,     related insurance policy contains an exclusion for mold
                Barloworld Distribution, Best    coverage. However, in each case the related
                Buy--Stevens Point, The Atrium   non-recourse carveout guarantor obtained an indemnity
                Offices                          from the non-recourse carveout guarantor for any losses
                                                 associated with the excluded coverage.

      86        Barloworld Distribution, New     The lender waived the requirement to maintain terrorism
                Trier Portfolio--Bakersfield,     coverage at the Mortgaged Property.
                Rite Aid - 302 West Robb

      93        Tecnofarma                       So long as the lease with the current single tenant is
                                                 in effect, the terms of the lease control the kinds,
                                                 types and limits of coverage required under the
                                                 mortgage.

      28        Wyndham Jacksonville Riverwalk   The lender accepted a $500,000 flood insurance policy
                Hotel                            instead of the $1,000,000 coverage required. However,
                                                 lender accepted an indemnity from the non-recourse
                                                 carveout guarantor for any losses associated with the
                                                 reduced coverage and the mortgagor covenanted to
                                                 attempt to procure an additional $500,000 of flood
                                                 insurance on a semi-annual basis, capped at a premium
                                                 of $15,000 per annum.

    33, 34      Springhill Suites--Burr Ridge,   The Mortgage Loans secured by the Springhill
                Springhill Suites--Elmhurst      Suites--Burr Ridge and Springhill Suites--Elmhurst
                                                 properties are cross-collateralized and
                                                 cross-defaulted. The related Mortgage Loan documents
                                                 permit the lender to apply restoration proceeds
                                                 received in respect of a casualty or condemnation at
                                                 one Mortgaged Property to the payment of (or to held as
                                                 additional collateral for) the other Mortgage Loan.

      184       Northern Tool Building           The business interruption insurance in effect covers 7
                                                 months of income at the Mortgaged Property; however,
                                                 the mortgagor and the non-recourse carveout guarantor
                                                 have provided an indemnity for any losses that would
                                                 have been covered by a policy covering 12 months of
                                                 income.

      201       730 Daniel Webster Highway       There is no business interruption insurance in effect;
                                                 however, rent does not abate during that period. The
                                                 lender approved a $500,000 general liability retention
                                                 so long as the single tenant remains investment grade.

Exceptions to Representation (xv):               Additional Collateral.

       1        666 Fifth Avenue                 The Mortgaged Property is security for the Mortgage
                                                 Loan and six (6) related pari passu loans.

Exceptions to Representation (xxi):              Mortgagor Bankruptcy.

                All                              The Mortgage Loan Seller makes no representation
                                                 regarding the bankruptcy or insolvency of any tenant at
                                                 the Mortgaged Property.

Exception to Representation (xxii):              Whole Loan.

      1        666 Fifth Avenue                  The Mortgaged Property is security for the Mortgage
                                                 Loan and six (6) related pari passu loans.

Exceptions to Representation (xxiii):            Transfers and Subordinate Debt.

   Various     Various                           The Mortgage Loan documents also permit, without lender
                                                 consent, (i) transfers for purposes of family and
                                                 estate planning, (ii) transfers by devise, descent or
                                                 operation of law upon the death of a direct or
                                                 indirect  member, partner or shareholder of the related
                                                 mortgagor, (iii) the issuance of non-controlling new
                                                 equity interests, (iv) transfers among existing direct
                                                 or indirect members, partners or shareholders in the
                                                 mortgagor or an affiliate of the mortgagor, (v)
                                                 transfers with respect to any person whose stocks or
                                                 certificates are traded on a nationally recognized
                                                 stock exchange, (vi) with respect to Mortgage Loans
                                                 made to tenant-in-common mortgagors, transfers among
                                                 and to additional tenant-in-common mortgagors, (vii)
                                                 transfers among affiliated mortgagors with respect to
                                                 cross-collateralized and cross-defaulted Mortgage Loans
                                                 or multi-property Mortgage Loans or (viii) transfers of
                                                 a similar nature to the foregoing meeting the
                                                 requirements of the Mortgage Loan, such as pledges of
                                                 ownership interest that do not result in a change of
                                                 control.

      1        666 Fifth Avenue                  The equity owners of the mortgagor obtained mezzanine
                                                 financing secured by the membership interests of such
                                                 mortgagor in the original principal amount of
                                                 $335,000,000, and junior mezzanine financing secured by
                                                 the membership interests of such mortgagor in the
                                                 original principal amount of $200,000,000. In each
                                                 case, an intercreditor agreement in favor of the lender
                                                 was executed.

      49       Columbia Hotel Portfolio          The equity owners of one tenant-in-common mortgagor
                                                 obtained mezzanine financing secured by the membership
                                                 interests of such tenant-in-common mortgagor in the
                                                 original principal amount of $7,248,463. An
                                                 intercreditor agreement in favor of the lender was
                                                 executed.

      74       Harbour Run Apartments            The equity owners of the mortgagor obtained mezzanine
                                                 financing secured by the membership interests of such
                                                 mortgagor in the original principal amount of
                                                 $1,350,000. An intercreditor agreement in favor of the
                                                 lender was executed.

      81       Thurms Estates MHP                The equity owners of the mortgagor obtained mezzanine
                                                 financing secured by the membership interests of such
                                                 mortgagor in the original principal amount of $600,000.
                                                 An intercreditor agreement in favor of the lender was
                                                 executed.

     144       Indiana MHP                       The equity owners of the mortgagor obtained mezzanine
                                                 financing secured by the membership interests of such
                                                 mortgagor in the original principal amount of $375,000.
                                                 An intercreditor agreement in favor of the lender was
                                                 executed.

     179       Holland Gardens Apartments        The equity owners of the mortgagor obtained mezzanine
                                                 financing secured by the membership interests of such
                                                 mortgagor in the original principal amount of $435,000.
                                                 An intercreditor agreement in favor of the lender was
                                                 executed.

      28       Wyndham Jacksonville Riverwalk    The Mortgage Loan documents permit the equity owners of
               Hotel                             the mortgagor to obtain mezzanine financing, subject to
                                                 conditions including, but not limited to a combined
                                                 DSCR of not less than 1.30x, a combined LTV ratio of
                                                 not more than 80% and delivery of confirmation in
                                                 writing from each applicable rating agency that the
                                                 incurrence of such debt will not result in a
                                                 qualification, downgrade or withdrawal of any rating
                                                 assigned to the certificates.

      43       Westchester Portfolio             The Mortgage Loan documents permit the equity owners of
                                                 the mortgagor to obtain mezzanine financing, subject to
                                                 conditions including, but not limited to a combined
                                                 DSCR of not less than 1.20x, a combined LTV ratio of
                                                 not more than 80% and delivery of confirmation in
                                                 writing from each applicable rating agency that the
                                                 incurrence of such debt will not result in a
                                                 qualification, downgrade or withdrawal of any rating
                                                 assigned to the certificates.

      66       River Park Apartments             The Mortgage Loan documents permit the equity owners of
                                                 the mortgagor to obtain mezzanine financing, subject to
                                                 conditions including, but not limited to a combined
                                                 DSCR of not less than 1.15x, a combined LTV ratio of
                                                 not more than 85% and delivery of confirmation in
                                                 writing from each applicable rating agency that the
                                                 incurrence of such debt will not result in a
                                                 qualification, downgrade or withdrawal of any rating
                                                 assigned to the certificates.

      86       Barloworld Distribution           The Mortgage Loan documents permit the equity owners of
                                                 the mortgagor to obtain such mezzanine financing in an
                                                 amount sufficient to complete any expansion requested
                                                 by tenant, subject to conditions including, but not
                                                 limited to a combined DSCR of not less than 1.07x, a
                                                 combined LTV ratio of not more than 80% and delivery of
                                                 confirmation in writing from each applicable rating
                                                 agency that the incurrence of such debt will not result
                                                 in a qualification, downgrade or withdrawal of any
                                                 rating assigned to the certificates.

      50       New Trier Portfolio--Indianapolis The Mortgage Loan documents permit the equity owners of the mortgagor to obtain mezzanine financing, subject to
                                                 conditions including, but not limited to a combined
                                                 DSCR of not less than 1.15x, a combined LTV ratio of
                                                 not more than 85% and delivery of confirmation in
                                                 writing from each applicable rating agency that the
                                                 incurrence of such debt will not result in a
                                                 qualification, downgrade or withdrawal of any rating
                                                 assigned to the certificates.

      51       New Trier Portfolio--Bakersfield  The Mortgage Loan documents permit the equity owners of the mortgagor to obtain mezzanine financing, subject to
                                                 conditions including, but not limited to a combined
                                                 DSCR of not less than 1.15x, a combined LTV ratio of
                                                 not more than 85% and delivery of confirmation in
                                                 writing from each applicable rating agency that the
                                                 incurrence of such debt will not result in a
                                                 qualification, downgrade or withdrawal of any rating
                                                 assigned to the certificates.

      52       New Trier Portfolio--Gurnee       The Mortgage Loan documents permit the equity owners of
                                                 the mortgagor to obtain mezzanine financing, subject to
                                                 conditions including, but not limited to a combined
                                                 DSCR of not less than 1.15x, a combined LTV ratio of
                                                 not more than 85% and delivery of confirmation in
                                                 writing from each applicable rating agency that the
                                                 incurrence of such debt will not result in a
                                                 qualification, downgrade or withdrawal of any rating
                                                 assigned to the certificates.

Exceptions to Representation (xxvi)              Releases.

      1        666 Fifth Avenue                  The Mortgage Loan documents permit the related
                                                 mortgagor to obtain the release of the portion of the
                                                 Mortgaged Property consisting of the Fifth Avenue
                                                 retail space on or after the date on which the
                                                 Mortgaged Property's conversion to a condominium is
                                                 complete without payment of a release price, if, among
                                                 other things, (a) the junior mezzanine debt has not
                                                 been paid in full, (b) in the event that such release
                                                 occurs prior to July 1, 2008, the mortgagor has
                                                 deposited an amount equal to $105,000,000, less
                                                 $2,500,000 for every full calendar month, if any, that
                                                 the release occurs prior to July 1, 2008, to be held
                                                 and disbursed in accordance with the Mortgage Loan
                                                 documents, (c) the senior mezzanine borrower has
                                                 prepaid (or is simultaneously prepaying) the senior
                                                 mezzanine loan in full, (d) the junior mezzanine
                                                 borrower has prepaid (or is simultaneously prepaying)
                                                 the junior mezzanine loan in an amount equal to all
                                                 remaining net sales proceeds and (e) with respect to
                                                 the remaining mortgaged property (not including the
                                                 released portion of the mortgaged property), the
                                                 loan-to-value ratio (including the remaining junior
                                                 mezzanine debt and/or junior indebtedness, if
                                                 applicable) is not more than 89%.

Exception to Representation (xxx):               Single Purpose Entity.

      93       Tecnofarma                        The mortgagor is permitted to file consolidated tax
                                                 returns with the returns of the non-recourse carveout
                                                 guarantor.

Exceptions to Representation (xxxix)             Other Collateral; Cross-Collateralization.

     138       Stone Ridge Apartments Phase II   Wile the Mortgage Loan is not secured by with any real
                                                 property that is not included in the Trust Fund, the
                                                 mortgagor is not permitted to sell, transfer or convey
                                                 title to the Mortgaged Property to any third party
                                                 unless such sale, transfer or conveyance is made as
                                                 part of a single transaction whereby the Mortgaged
                                                 Property is conveyed to such third party transferee
                                                 together with the conveyance of the property known as
                                                 Stone Ridge Apartments Phase I, which is owned by an
                                                 affiliate of the mortgagor ("Phase I Parcel"). In the
                                                 event that the mortgagor sells, transfers or conveys
                                                 the Mortgaged Property to a third party without a
                                                 simultaneous sale, transfer or conveyance of the Phase
                                                 I Parcel by the owner thereof to the same transferee
                                                 (or an affiliate thereof), or if the Phase I Parcel is
                                                 sold, transferred or conveyed by the owner thereof to a
                                                 third party that is not an affiliate of the mortgagor,
                                                 without a simultaneous sale, transfer or conveyance of
                                                 the Mortgaged Property by the mortgagor to such
                                                 transferee, then, in either such event, the entire
                                                 unpaid principal balance of the Mortgage Loan, together
                                                 with all unpaid and outstanding interest and other
                                                 charges due under the loan documents will be
                                                 immediately due and payable. In the event of such
                                                 acceleration of the Mortgage Loan, the mortgagor is not
                                                 obligated to pay any premium or penalty.

Exceptions to Representation (xxxix)             Non-Recourse Exceptions.

   Various     Various                           Certain of the Mortgage Loans have a recourse carveout
                                                 for "material misrepresentation" rather than "fraud or
                                                 other intentional misrepresentation."

      49       Columbia Hotel Portfolio          Under the recourse carve-out provisions, each
                                                 tenant-in-common mortgagor is liable only to the extent
                                                 that such tenant-in-common mortgagor caused the event
                                                 that gave rise to the loss or liability.

     138       Stone Ridge Apartments Phase II   The mortgagor is liable for losses incurred by
                                                 misapplication by the mortgagor of rents paid by
                                                 tenants more than one (1) month in advance.

Exceptions to Representation (xl):               Separate Tax Lots.

      28       Wyndham Jacksonville Riverwalk    The Mortgaged Property is in the process of being
               Hotel                             subdivided, with one separate tax parcel consisting of
                                                 the Mortgaged Property as well as additional land
                                                 identified as Parcels B and C. Parcels B and C are not
                                                 included in the collateral and are owned by an
                                                 affiliate of the mortgagor. The mortgagor is required
                                                 to (x) diligently and expeditiously prosecute to
                                                 completion the subdivision of Parcel B and Parcel C
                                                 from the Mortgaged Property (the "Subdivision")
                                                 pursuant to and in accordance with all requirements of
                                                 law, including, without limitation, obtaining all site
                                                 plan, zoning and subdivision approvals from the
                                                 appropriate governmental authorities and ensuring that,
                                                 after giving effect to such Subdivision, the Mortgaged
                                                 Property constitutes a separate legal tax parcel with
                                                 sufficient parking and access to publicly-dedicated
                                                 streets to satisfy the demands of the Mortgaged
                                                 Property and all requirements of law, and (y) upon the
                                                 request of lender, provide lender with periodic updates
                                                 regarding the status of the Subdivision (including the
                                                 status of any pending approvals), and, promptly
                                                 following the completion of the Subdivision deliver
                                                 evidence of such completion in form and substance
                                                 reasonably satisfactory to lender (including copies of
                                                 all final site plans, approvals, etc). During the term
                                                 of the Mortgage Loan, the mortgagor is required to
                                                 cause the owner of Parcel B and Parcel C to maintain
                                                 Parcel B and Parcel C in a condition that will permit
                                                 the Mortgaged Property to continue to enjoy access to,
                                                 and use of, sufficient parking and access to
                                                 publicly-dedicated streets to satisfy the demands of
                                                 the Mortgaged Property and requirements of law and not
                                                 to permit or undertake the development or use of Parcel
                                                 B or Parcel C for any purpose which would have a
                                                 material adverse effect. If during the term of the
                                                 Mortgage Loan, following the Subdivision, the Parcel B
                                                 & Parcel C Land Owner elects to sell or otherwise
                                                 transfer title to Parcel B and/or Parcel C, the
                                                 mortgagor shall cause the Parcel B & C Land Owner to
                                                 include in any deed or other transfer instrument, a
                                                 covenant restricting the development or the use of such
                                                 parcel for any purpose which would have a material
                                                 adverse effect for so long as the Mortgage encumbers
                                                 the Mortgaged Property.

                                                 In addition, lender will collect taxes for the
                                                 Mortgaged Property and Parcels B and C until the
                                                 Subdivision occurs, and the mortgagor and the
                                                 non-recourse carveout guarantor are indemnifying lender
                                                 for any real estate or other taxes or assessments
                                                 pertaining to Parcel B and/or Parcel C incurred in
                                                 connection with any foreclosure, deed in lieu of
                                                 foreclosure or non-judicial sale of the Mortgaged
                                                 Property occurring prior to the Subdivision.

Exception to Representation (xli):               Ground Leases.

      43       Westchester Portfolio             (C) The ground lessor is entitled to approve any
                                                 purchaser of the mortgagor's leasehold estate pursuant
                                                 to any foreclosure proceedings (other than the
                                                 leasehold mortgagee) and any assignee or transferee of
                                                 the ground lease and the subsequent transfer of such
                                                 interests following the assignment or transfer in lieu
                                                 of foreclosure shall be deemed to be a permitted
                                                 purchaser, assignee or transferee, which approval shall
                                                 not be unreasonably withheld, conditioned or delayed,
                                                 unless ground lessor has failed to respond to the
                                                 request for approval of the transferee within fifteen
                                                 (15) business days of its receipt of such request.

                                    EXHIBIT D

                      FORM OF CERTIFICATE OF AN OFFICER OF
                            THE MORTGAGE LOAN SELLER

          Certificate of Secretary of Barclays Capital Real Estate Inc.

            I, ____________, hereby certify that I am an Assistant Secretary of Barclays Capital Real Estate Inc. ("BCRE"), and certify further as follows:

            1. Attached hereto as Exhibits A and B, respectively, are true and correct copies of the certificate of incorporation and by-laws of BCRE, which are in full force and effect on the date hereof.

            2. Attached hereto as Exhibit C is a Certificate of Good Standing for BCRE issued by the Office of the Secretary of State of the State of Delaware. No event has occurred since the date thereof which has affected the good standing of BCRE under the laws of the State of Delaware.

            3. Each individual who, as an officer or representative of BCRE, signed (1) the Mortgage Loan Purchase Agreement, dated as of May 8, 2007 (the "Mortgage Loan Purchase Agreement") between GE Commercial Mortgage Corporation, as purchaser, and BCRE, as seller, (2) the BCRE Indemnification Agreement, dated as of [_____], 2007 (the "Indemnification Agreement" and together with the Mortgage Loan Purchase Agreement, the "Agreements") by BCRE in favor of GE Commercial Mortgage Corporation, Deutsche Bank Securities Inc., Banc of America Securities LLC, Barclays Capital Inc., [Citigroup Global Markets Inc. and Bear Stearns & Co. Inc.] or (3) any other document or certificate delivered by or on behalf of BCRE prior hereto or on the date hereof in connection with the transactions contemplated in the Agreements was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            4. No proceedings looking towards merger, liquidation, dissolution or bankruptcy of BCRE are pending or contemplated.

            5. Except as previoiusly disclosed to the Purchaser in writing, the representations and warranties of BCRE in the Mortgage Loan Purchase Agreement are true and correct in all material respects on and as of the date hereof.

            6. On or prior to the date hereof, BCRE has in all material respects complied with all agreements and performed or satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: May 8, 2007

                                       ___________________________________
                                       Name:
                                       Title: Assistant Secretary

                                    EXHIBIT E

                              FORM OF LEGAL OPINION


          [contained in a separate document to be inserted at closing]